SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒    Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒    Preliminary Proxy Statement.

☐    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐    Definitive Proxy Statement.

☐    Definitive Additional Materials.

☐    Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Insured Municipal Term Trust, Inc.

BlackRock California Insured Municipal 2008 Term Trust, Inc.

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Insured Municipal 2008 Term Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock New York Insured Municipal 2008 Term Trust, Inc.

BlackRock California Investment Quality Municipal Trust, Inc.

BlackRock Florida Investment Quality Municipal Trust

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend AchieversTM Trust

BlackRock Global Opportunities Equity Trust

BlackRock High Income Shares

BlackRock Health Sciences Trust

BlackRock Global Energy and Resource Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend AchieversTM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

BlackRock Strategic Bond Trust

BlackRock Broad Investment Grade 2009 Term Trust, Inc.

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

BlackRock S&P 500 Protected Equity Fund, Inc.

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock MuniHoldings Florida Insured Fund

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Insured Fund, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

BlackRock MuniHoldings New York Insured Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock Senior High Income Fund, Inc.

BlackRock Apex Municipal Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Insured Fund, Inc.

BlackRock MuniHoldings Insured Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Preferred Income Strategies Fund, Inc.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC

BlackRock Multi-Strategy Hedge Advantage

BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock High Yield Trust

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock International Growth and Income Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	Of Filing Fee (Check the appropriate box):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BLACKROCK-ADVISED CLOSED-END FUNDS*

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

[Date]

Dear Shareholder:

An annual meeting of your BlackRock-advised closed-end fund (each, a “Fund” and collectively, the “Funds”) will be held [at the offices of [address]], on Thursday, August 16, 2007, at [time] (Eastern time) (the “Meeting”), to vote on the proposals discussed in the enclosed joint proxy statement.

The purpose of the Meeting, and the reason why the dates of certain Funds’ regularly scheduled annual meetings were changed, is to seek shareholder approval of proposals recently approved by your Fund’s board of directors or trustees (each, an “Existing Board” and collectively, the “Existing Boards,” the members of which are referred to as “Board Members”). On September 29, 2006, BlackRock, Inc. (“BlackRock”) consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. These proposals would implement initiatives resulting from the Transaction.

Following the Transaction, BlackRock, in consultation with all of the boards of directors or trustees of the funds in the BlackRock family of funds, undertook a comprehensive review of all of the funds currently advised by BlackRock affiliates, including the funds formerly advised by MLIM, with a goal of moving the funds to a more cohesive and rational operating platform. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”) Subsequent to that review, and following extensive and substantial consultation with the Boards of the funds in the Fund complex, BlackRock recommended proposals designed to streamline and enhance the effectiveness of Board oversight of the Fund complex. At Board meetings held during May 2007, the Board Members approved these proposals, subject to approval by the Funds’ shareholders.

One or more of these proposals require your approval. We are seeking your approval of proposals relating to the following issues through the enclosed joint proxy statement.

1. Elect Board Members (all Funds). As described in the enclosed joint proxy statement, all shareholders are being asked to elect Board Members of their Funds. Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two new boards (one new board would oversee certain equity funds, all fixed-income funds and all funds designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds). It is also proposed that a third new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively, the “New Boards.”) Each Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and

*	The Funds are listed in The Notice of Annual Meeting and in Appendix A to the enclosed joint proxy statement.

are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page [    ] of the enclosed joint proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

2. Approve Amendment of Declaration of Trust (certain Funds only). As described in the enclosed joint proxy statement, shareholders of certain Funds (each, an “Amending Fund”) are being asked to approve an amendment of that Amending Fund’s Declaration of Trust to increase the maximum number of Board Members to fifteen (15), so that all of the nominees to the New Board of each Amending Fund may be elected to each Amending Fund’s New Board and to allow for two additional Board Members to be elected in the future. Each Amending Fund’s Declaration of Trust currently permits a maximum of eleven (11) Board Members. In order to accomplish the Board consolidation discussed in Proposal 1 and to obtain the benefit of the nominees’ collective knowledge and experience, the Existing Board of each Amending Fund approved amending its Declaration of Trust.

Please note that separate joint proxy statements are being sent to the shareholders of the open-end funds in the Fund complex, who are being asked to vote on the Board consolidation discussed above. Also, shareholders of certain funds are being asked to consider reorganizations involving their funds. Separate proxy materials relating to those proposed fund reorganizations have been, or will be, sent to shareholders of those funds.

The Board Members responsible for your Fund recommend that you vote “FOR” the proposal(s) with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each proposal.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, if received by mail, and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Broadridge Financial Solutions, Inc. at [phone number].

Sincerely,

Alice A. Pellegrino

Secretary of certain Funds

and

Vincent B. Tritto

Secretary of certain Funds

2

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the joint proxy statement?

A.	The purpose of the Meeting, and the reason why the dates of certain funds’ regularly scheduled annual meeting were changed, is to seek shareholder approval of proposals recently approved by your fund’s board of directors or trustees (each, an “Existing Board” and collectively, the “Existing Boards,” the members of which are referred to as “Board Members”). As a shareholder of one or more of the funds (each, a “Fund” and collectively, the “Funds”) advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), you are being asked to elect Board Members of your Fund and, in certain cases, to amend the Declaration of Trust of your Fund. (The funds currently advised by BlackRock Advisors are referred to as the “Fund complex,” and all of the Boards of Directors or Trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”) The table beginning on page [#] of the joint proxy statement identifies the nominees that Fund shareholders are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposal(s) you are being asked to vote on.

Q.	Why am I being asked to vote on these proposals?

A.	On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with more than $1 trillion in assets under management as of March 31, 2007. The Transaction resulted in BlackRock having seven Boards that oversee nearly 300 funds. BlackRock and each Board believe that realigning and consolidating the seven Boards into three new boards (each, a “New Board”) would enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the funds in the Fund complex. The proposal relating to the amendment of the Declaration of Trust of certain Funds is necessary in order to accomplish the realignment and consolidation of the Existing Boards with respect to those Funds.

The proposals cannot be effected without shareholder approval. Your Fund’s Existing Board has approved the proposals you are being asked to vote on, believes they are in shareholders’ best interests, and recommends that you approve them.

Q.	What am I being asked to vote “FOR” in the joint proxy statement?

A.

Shareholders are being asked to elect Board Members, as described in Proposal 1. Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two New Boards (one New Board would oversee certain equity funds, fixed-income funds and funds designed for sale through insurance company separate accounts, and the other New Board would oversee certain other equity funds and money market funds). It is also proposed that a third New Board would oversee the closed-end funds. The proposals for the open-end funds are covered in separate proxy statements. Each Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page [    ] of the enclosed joint proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the costs and administrative burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

Shareholders of certain Funds (each, an “Amending Fund”) are being asked to approve an amendment of that Amending Fund’s Declaration of Trust to increase the maximum number of Board Members to fifteen (15), so that all of the nominees to the New Board of each Amending Fund may be elected to each Amending Fund’s New Board and to allow for two additional Board Members to be elected in the future. Each Amending Fund’s Declaration of Trust currently permits a maximum of eleven (11) Board Members. In order to accomplish the Board consolidation discussed in Proposal 1 and to obtain the benefit of the nominees’ collective knowledge and experience, the Existing Board of each Amending Fund approved amending its Declaration of Trust.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the proposal(s) recommended by the Existing Boards can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	Am I being asked to approve a reorganization of my fund with another fund?

A.	Not as part of the joint proxy statement; however, as part of the Board consolidation initiative discussed above, shareholders of a number of open-end funds are being asked to consider a reorganization of their fund with another open-end fund. If this type of combination is proposed for your fund, you will receive (or may have already received) a separate combined proxy statement/prospectus to consider and vote on that proposal.

Q.	Are the Funds paying for the cost of the joint proxy statement?

A.

The costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds, except for the Funds described in the paragraph below. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds, except for the Funds described in the paragraph below. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more specific Funds.

The portion of the costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, applicable to each of Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Advantage and BlackRock Multi-Strategy Hedge Opportunities LLC, will be shared equally by BlackRock and such Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement with respect to those Funds, also will be shared equally by BlackRock and such Funds. Costs that are borne by such Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $669,559 for such solicitation services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Broadridge, the Funds’ proxy solicitor, at [number].

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK-ADVISED CLOSED-END FUNDS

100 Bellevue Parkway Wilmington, Delaware 19809 (800) 441-7762

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 16, 2007

Annual meetings (each a “Meeting”) of the shareholders of the funds identified below (each, a “Fund”) will be held [at the offices of [address]], at [time] (Eastern time) on Thursday, August 16, 2007, to consider and vote on the proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To Elect Board Members of the Funds. (To be voted on by the shareholders of all of the Funds.)

PROPOSAL 2.	To Amend the Declaration of Trust. (To be voted on by the shareholders of certain Funds identified in the table beginning on page 3.)

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” the Proposal(s) upon which you are being asked to vote.

Shareholders of record as of the close of business on June 20, 2007 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of June 20, 2007, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Directors/Trustees,

Alice A. Pellegrino

Secretary of certain Funds

and

Vincent B. Tritto

Secretary of certain Funds

[date]

Funds Holding Annual Meetings of Shareholders on August 16, 2007

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Insured Municipal Term Trust, Inc.

BlackRock California Insured Municipal 2008 Term Trust, Inc.

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Insured Municipal 2008 Term Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock New York Insured Municipal 2008 Term Trust, Inc.

BlackRock California Investment Quality Municipal Trust, Inc.

BlackRock Florida Investment Quality Municipal Trust

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

BlackRock S&P 500 Protected Equity Fund, Inc.

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock MuniHoldings Florida Insured Fund

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Insured Fund, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

BlackRock MuniHoldings New York Insured Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock Senior High Income Fund, Inc.

BlackRock Apex Municipal Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Insured Fund, Inc.

BlackRock MuniHoldings Insured Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend AchieversTM Trust

BlackRock Global Opportunities Equity Trust

BlackRock High Income Shares

BlackRock Health Sciences Trust

BlackRock Global Energy and Resource Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend AchieversTM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

BlackRock Strategic Bond Trust

BlackRock Broad Investment Grade 2009 Term Trust, Inc.

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Preferred Income Strategies Fund, Inc.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC

BlackRock Multi-Strategy Hedge Advantage

BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock High Yield Trust

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock International Growth and Income Trust

[THIS PAGE INTENTIONALLY LEFT BLANK]

BLACKROCK-ADVISED CLOSED-END FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 16, 2007

JOINT PROXY STATEMENT

This joint proxy statement (the “Joint Proxy Statement”) is furnished in connection with the solicitation by the board of directors or trustees (each, an “Existing Board,” the members of which are referred to as “Board Members”) of each of the BlackRock-advised funds listed in the accompanying Notice of Annual Meeting of Shareholders (each, a “Fund”) of proxies to be voted at an annual meeting of shareholders of each such Fund to be held at [time] (Eastern time) on Thursday, August 16, 2007, [at the offices of [location]] (for each Fund, a “Meeting”), and at any and all adjournments or postponements thereof. A Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about [mailing date], 2007.

Each Fund is organized as either a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”), a Delaware statutory trust (each, a “Delaware Trust”) or a Delaware limited liability company (each, a “Delaware LLC”). The Massachusetts Trusts, Maryland Corporations, Delaware Trusts and Delaware LLCs are registered investment companies under the Investment Company Act of 1940 Act (the “1940 Act”). A list of each Massachusetts Trust, Maryland Corporation, Delaware Trust and Delaware LLC is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on June 20, 2007 (the “Record Date”) are entitled to attend and to vote at that Fund’s Meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock or auction market preferred shares of beneficial interest (collectively, “AMPS”) of each of the Funds identified in Appendix A (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock or shares of beneficial interest (collectively, “common stock”) of those AMPS Funds and will vote together with the common stock as a single class on the proposal on which they are entitled to vote, and separately on a proposal on which they are entitled to vote separately. The manner in which shareholders of each Fund are entitled to vote is shown in the section below entitled “Vote Required and Manner of Voting Proxies.” The quorum requirement for each Fund, and the vote requirement for Proposal 1, is set forth in Appendix B. The vote requirement for Proposal 2 is set forth under “Vote Required and Manner of Voting Proxies.” If you are a shareholder of a Fund organized in a “master/feeder” structure, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

The number of shares of each Fund outstanding as of the close of business on the Record Date and the net assets of each Fund as of that date are shown in Appendix A. Except as set forth in

Appendix J, to the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of five percent or more of a class of that Fund’s outstanding shares.

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On any matter coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meetings.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at [address] or by calling toll free at [phone number]. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement or Notice of Internet Availability of Internet Proxy Materials or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Please also note that, as part of the initiatives that are designed to eliminate overlapping and duplicative product offerings within the BlackRock family of funds, shareholders of certain open-end funds are being asked to consider reorganizations involving their funds. Separate proxy materials relating to those proposed fund reorganizations have been, or will be, sent to applicable shareholders.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.

The following table shows which proposals shareholders of each Fund are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

SUMMARY OF PROPOSALS AND FUNDS VOTING

Name of Fund	Proposal No. 1— to Elect Board Members	Proposal No. 2— to Amend the Fund’s Declaration of Trust
BlackRock Long-Term Municipal Advantage Trust	✓	✓
BlackRock California Insured Municipal Income Trust	✓	✓
BlackRock Florida Insured Municipal Income Trust	✓	✓
BlackRock New York Insured Municipal Income Trust	✓	✓
BlackRock Municipal Income Trust II	✓	✓
BlackRock New York Municipal Income Trust II	✓	✓
BlackRock California Municipal Income Trust II	✓	✓
BlackRock California Municipal Bond Trust	✓	✓
BlackRock Municipal Bond Trust	✓	✓
BlackRock Florida Municipal Bond Trust	✓	✓
BlackRock New Jersey Municipal Bond Trust	✓	✓
BlackRock New York Municipal Bond Trust	✓	✓
BlackRock Maryland Municipal Bond Trust	✓	✓
BlackRock Virginia Municipal Bond Trust	✓	✓
BlackRock California Municipal 2018 Term Trust	✓	✓
BlackRock New York Municipal 2018 Term Trust	✓	✓
BlackRock Municipal 2018 Term Trust	✓	✓
BlackRock California Municipal Income Trust	✓	✓
BlackRock Municipal Income Trust	✓	✓
BlackRock Florida Municipal Income Trust	✓	✓
BlackRock New Jersey Municipal Income Trust	✓	✓
BlackRock New York Municipal Income Trust	✓	✓
BlackRock Insured Municipal Income Trust	✓	✓
BlackRock Pennsylvania Strategic Municipal Trust	✓	✓
BlackRock Strategic Municipal Trust	✓	✓
BlackRock Insured Municipal Term Trust, Inc.	✓
BlackRock California Insured Municipal 2008 Term Trust, Inc.	✓
BlackRock Florida Insured Municipal 2008 Term Trust	✓	✓
BlackRock Insured Municipal 2008 Term Trust, Inc.	✓
BlackRock Investment Quality Municipal Trust, Inc.	✓
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	✓
BlackRock California Investment Quality Municipal Trust Inc.	✓
BlackRock Florida Investment Quality Municipal Trust	✓	✓
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	✓
BlackRock New York Investment Quality Municipal Trust, Inc.	✓
BlackRock Global Equity Income Trust	✓	✓
BlackRock Preferred and Equity Advantage Trust	✓	✓

Name of Fund	Proposal No. 1— to Elect Board Members	Proposal No. 2— to Amend the Fund’s Declaration of Trust
BlackRock Real Asset Equity Trust	✓	✓
BlackRock World Investment Trust	✓	✓
BlackRock Enhanced Dividend AchieversTM Trust	✓	✓
BlackRock Global Opportunities Equity Trust	✓	✓
BlackRock High Income Shares	✓
BlackRock Health Sciences Trust	✓	✓
BlackRock Global Energy and Resource Trust	✓	✓
BlackRock Global Floating Rate Income Trust	✓	✓
BlackRock S&P Quality Rankings Global Equity Managed Trust	✓	✓
BlackRock Strategic Dividend AchieversTM Trust	✓	✓
BlackRock Dividend AchieversTM Trust	✓	✓
BlackRock Limited Duration Income Trust	✓	✓
BlackRock Municipal 2020 Term Trust	✓	✓
BlackRock Florida Municipal 2020 Term Trust	✓	✓
BlackRock Preferred Opportunity Trust	✓	✓
BlackRock Core Bond Trust	✓	✓
BlackRock Strategic Bond Trust	✓	✓
BlackRock Broad Investment Grade 2009 Term Trust, Inc.	✓
BlackRock High Yield Trust	✓	✓
BlackRock Income Trust, Inc.	✓
BlackRock Income Opportunity Trust, Inc.	✓
BlackRock International Growth and Income Trust	✓
BlackRock MuniYield Florida Insured Fund	✓
BlackRock MuniYield Michigan Insured Fund, Inc.	✓
BlackRock MuniYield New Jersey Insured Fund, Inc.	✓
BlackRock MuniYield Pennsylvania Insured Fund	✓
BlackRock S&P 500 Protected Equity Fund, Inc.	✓
BlackRock Muni Intermediate Duration Fund, Inc.	✓
BlackRock Muni New York Intermediate Duration Fund, Inc.	✓
BlackRock Debt Strategies Fund, Inc.	✓
Master Senior Floating Rate LLC	✓
BlackRock Senior Floating Rate Fund, Inc.	✓
BlackRock Senior Floating Rate Fund II, Inc.	✓
BlackRock Diversified Income Strategies Fund, Inc.	✓
BlackRock Floating Rate Income Strategies Fund, Inc.	✓
BlackRock Floating Rate Income Strategies Fund II, Inc.	✓
BlackRock MuniHoldings Florida Insured Fund	✓
BlackRock MuniHoldings Fund, Inc.	✓
BlackRock MuniHoldings Fund II, Inc.	✓
BlackRock MuniHoldings Insured Fund, Inc.	✓
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	✓
BlackRock MuniHoldings New York Insured Fund, Inc.	✓
BlackRock MuniVest Fund, Inc.	✓
BlackRock MuniVest Fund II, Inc.	✓
BlackRock Senior High Income Fund, Inc.	✓
BlackRock Apex Municipal Fund, Inc.	✓
BlackRock Corporate High Yield Fund, Inc.	✓

Name of Fund	Proposal No. 1— to Elect Board Members	Proposal No. 2— to Amend the Fund’s Declaration of Trust
BlackRock Corporate High Yield Fund III, Inc.	✓
BlackRock Corporate High Yield Fund V, Inc.	✓
BlackRock Corporate High Yield Fund VI, Inc.	✓
BlackRock MuniAssets Fund, Inc.	✓
BlackRock MuniEnhanced Fund, Inc.	✓
BlackRock MuniHoldings California Insured Fund, Inc.	✓
BlackRock MuniHoldings Insured Fund II, Inc.	✓
BlackRock MuniYield Fund, Inc.	✓
BlackRock MuniYield Arizona Fund, Inc.	✓
BlackRock MuniYield California Fund, Inc.	✓
BlackRock MuniYield California Insured Fund, Inc.	✓
BlackRock MuniYield Florida Fund	✓
BlackRock MuniYield Insured Fund, Inc.	✓
BlackRock MuniYield Michigan Insured Fund II, Inc.	✓
BlackRock MuniYield New Jersey Fund, Inc.	✓
BlackRock MuniYield New York Insured Fund, Inc.	✓
BlackRock MuniYield Quality Fund, Inc.	✓
BlackRock MuniYield Quality Fund II, Inc.	✓
BlackRock Enhanced Capital and Income Fund, Inc.	✓
BlackRock Preferred Income Strategies Fund, Inc.	✓
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	✓
BlackRock Multi-Strategy Hedge Opportunities LLC	✓
BlackRock Multi-Strategy Hedge Advantage	✓
BlackRock Enhanced Equity Yield Fund, Inc.	✓
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	✓
BlackRock Enhanced Government Fund, Inc.	✓

PROPOSAL 1—TO ELECT BOARD MEMBERS

The purpose of this Proposal 1 is to elect Board Members of each Fund. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, are referred to as the “Fund complex,” and all of the Boards of Directors or Trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”)

Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds would be overseen by two new boards. One new board would oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds in the Fund complex. It is also proposed that a third new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively as the “New Boards.”) The proposals for the open-end funds are covered in separate proxy statements. As discussed below, this realignment and consolidation is expected to enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the Fund complex. Also, it is expected that having fewer Boards will facilitate communication between Fund management and the New Boards.

It is intended that the enclosed proxy card, if properly executed, will be voted for all nominees for the New Board (each, a “Nominee”) of each Fund unless a proxy contains specific instructions to the contrary. Each Nominee’s term of office will commence, if such Nominee is properly elected, on or about November 1, 2007. The Board Members of certain Funds identified in Appendix A (each, a “Staggered Board Fund”) are classified into three classes of Board Members: Class I, Class II and Class III. The term of office of these Board Members in Class I, Class II, and Class III will expire the later of 2008, 2009 and 2010, respectively, or until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal. The term of office of the Board Members for all of the other Funds that are not Staggered Board Funds will expire in 2008. For the Amending Funds (defined below) discussed in Proposal 2, the election of two of the Nominees (the “Contingent Nominees”) would be contingent upon shareholder approval of Proposal 2. The Nominees who are “interested persons” under the 1940 Act, Richard S. Davis and Henry Gabbay, are the Contingent Nominees. If shareholders of an Amending Fund do not approve Proposal 2, the Contingent Nominees would not serve on that Amending Fund’s New Board regardless of the number of votes each Contingent Nominee receives.

With respect to the AMPS Funds, it is intended that (i) all properly executed proxies of the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Nominees listed in the table below identified as “AMPS Nominees” to be elected by the holders of AMPS; (ii) for AMPS Funds, other than BlackRock MuniVest Fund, Inc., all properly executed proxies of the holders of common stock and AMPS, voting together as a single class, will be voted “FOR” the other Nominees listed in the chart; and (iii) for BlackRock MuniVest Fund, Inc., all executed proxies of holders of common stock, voting separately as a class, will be voted “FOR” the other Nominees listed in the chart.

Reasons for Board Realignment and Consolidation

On September 29, 2006, BlackRock, Inc. (“BlackRock”) consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. Following the Transaction, BlackRock, in consultation with the Board of each of the funds in the Fund complex, undertook a review of the investment advisory operations it had acquired and the operations of the funds formerly advised by MLIM with the goal of moving the funds to a more cohesive and rational operating platform. BlackRock and the Boards each discussed certain proposals designed to achieve this goal. Specifically, the Boards discussed with BlackRock the possibility of consolidating the Boards. Discussions were held with each of the seven Boards and ideas for consolidation were considered, including the appropriate number of Boards, the appropriate number of Board Members and which Board would be best suited to oversee specific types of funds (open-end equity, open-end fixed-income, open-end money market funds and closed-end funds). These meetings were facilitated by outside counsel and were held among the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), as well as with management personnel from BlackRock. Over the course of several months and numerous such meetings, consensus was reached on the appropriate structure for the New Boards, the number of New Boards, and the composition of those New Boards, as well as the funds each New Board would oversee, and these results were proposed for consideration at each Board’s next in person meeting.

Among BlackRock and the Boards’ proposals was a recommendation that the number of Boards overseeing the funds be reduced by the election of a single Board intended to oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts, a second Board intended to oversee the other equity funds and all money market funds in the Fund complex and a third Board intended to oversee all closed-end funds. The proposals would result in a Fund complex overseen by three distinct New Boards. BlackRock, in consultation with the Boards, also proposed that the number of Board Members who are “interested persons” of the Funds as defined in the 1940 Act consist of two (2) members of the New Board overseeing the closed-end funds and the New Board overseeing certain equity funds and all money market funds in the Fund complex, and three (3) members of the New Board overseeing certain other equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts.

At meetings held during May 2007, each Board determined that realigning the Boards into a smaller number of Boards may provide benefits to shareholders of the funds. Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. In addition, the Board Members had the opportunity to meet their counterparts on other Boards in the Fund complex. The Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex. The Funds do not expect to realize immediate savings on director compensation in the aggregate across all of the New Boards because the total number of Independent Board Members will not change. There could be future savings, however, if (as is anticipated) normal retirements reduce Board size. Independent Board Member compensation has not yet been established by the New Boards.

The Boards also reviewed the efficiencies sought to be gained through Board consolidation, focusing on, among other things, the significant reduction in the volume of Board materials required to be prepared by BlackRock Advisors and the funds’ other service providers for each of the seven quarterly Board meetings. Additionally, the Boards focused on ensuring that portfolio management time dedicated to keeping the multiple Boards up to date on performance and portfolio management issues across the seven Boards could be efficiently managed. The Board noted, as an example, that many senior portfolio managers currently attend seven Board meetings each quarter and that if the Board consolidation were approved, such portfolio managers would only have to attend three Board meetings each quarter. The Boards also considered the benefits from a compliance perspective. In particular, the Boards considered that the seven Board structure resulted in the creation of four separate sets of compliance policies and procedures and compliance manuals, and that while these compliance materials are broadly consistent across the Fund complex, consolidating the Boards into the New Board structure would promote the adoption of uniform compliance policies and procedures for the appropriate funds overseen by each New Board. The Boards and BlackRock concluded that the Board consolidation would result in efficiencies in terms of compliance monitoring and oversight and would streamline New Board reporting and monitoring of fund compliance.

These individual Board meetings were held during May 2007, and the proposals described in this Proxy Statement were considered and approved unanimously by those present at the May meetings. You are being asked to elect the Nominees of your Fund’s New Board. Each Nominee has consented to serve on the New Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members.

The nominations of the Nominees listed below have been approved by the Board Members. Information about the Nominees of your Fund’s New Board is set forth in the sections below. Each Existing Board has determined that the number of Board Members shall be fixed at thirteen (13), with the exception that with respect to the Amending Funds such amount will be contingent upon shareholder approval of Proposal 2. If shareholders of an Amending Fund do not approve Proposal 2, the number of Board Members will remain fixed at eleven (11) and the Contingent Nominees would not serve on that Amending Fund’s New Board regardless of the number of votes each Contingent Nominee receives.

Nominees

The Nominees of your Fund’s New Board, including their ages, their current position(s) with the Funds and length of time served, their principal occupations during at least the past five years, the number of funds in the Fund complex the Nominees oversee or would oversee and any public company board memberships they hold are set forth below. Unless otherwise indicated, the address of each Nominee is 40 East 52nd Street, New York, New York 10022. Each

Nominee was nominated by the nominating committee of the Existing Board of each respective Fund. The Nominees also considered candidates for Chairman and Vice Chairman of your Fund’s New Board and Richard E. Cavanagh was selected to serve as Chairman and Karen P. Robards was selected to serve as Vice Chair of each New Board.

BlackRock Broad Investment Grade 2009 Term Trust, Inc. (“BCT”) holds substantially all of its assets in its wholly owned subsidiary, BCT Subsidiary Inc. (“BCTS”). The board of the wholly owned subsidiary is identical to the Existing Board of its parent company. Accordingly, Nominees elected as Board Members of BCT will be appointed by BCT to serve as Board Members of BCTS, which has investment objectives and policies identical to BCT.

Richard S. Davis and Henry Gabbay are “interested persons” as defined in the 1940 Act by virtue of their positions with BlackRock and its affiliates described in the table below.

Name and Age	Current Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen or To be Overseen		Other Board Memberships Held
Independent Nominees:
G. Nicholas Beckwith, III (1) Age: 61	N/A	N/A	Chairman and Chief Executive Officer, Arch Street Management, LLC; Chairman & CEO, Beckwith Blawnox Property LLC; Chairman & CEO, Beckwith Clearfield Property LLC; Chairman & CEO, Beckwith Delmont Property LLC; Chairman & CEO, Beckwith Erie Property LLC; Chairman, Penn West Industrial Trucks LLC; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (until October 2005); Chairman of the Board of Directors, University of Pittsburgh Medical Center; Board of Visitors, University of Pittsburgh School of Medicine; Board of Directors: Shadyside Hospital Foundation; Beckwith Institute for Innovation in Patient Care; Member, Advisory Council on Biology and Medicine, Brown University; Trustee, Claude Worthington Benedum Foundation; Chatham College; University of Pittsburgh; Emeritus Trustee, Shadyside Academy.	[insert	]	Board of Directors, National Retail Properties, Inc.; and Beckwith Family Foundation.

Name and Age	Current Position(s) with Fund	Length of Time Served*		Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen or To be Overseen	Other Board Memberships Held
Richard E. Cavanagh (3) Age: 60	Board Member of certain Funds	[insert	]	Retired. President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-[date]. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Former Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Coauthor, The Winning Performance (best selling management book published in 13 national editions)	[insert]	Trustee, Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemical, Fremont Group and The Guardian Life Insurance Company of America.

Kent Dixon (1) Age: 69	Board Member of certain Funds	[insert	]	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	[insert]	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Frank J. Fabozzi** (2) Age: 58	Board Member of certain Funds	[insert	]	Consultant. Editor of The Journal of Portfolio Management and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	[insert]	[Director, Guardian Mutual Funds Group (18 portfolios).]

Name and Age	Current Position(s) with Fund	Length of Time Served*		Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen or To be Overseen	Other Board Memberships Held
Kathleen F. Feldstein (3) Age: 66	Board Member of certain Funds	[insert	]	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA.	[insert]	Director of The McClatchy Company; Trustee of Partners Community Healthcare, Inc., the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.

James T. Flynn (2) Age: 66	Board Member of certain Funds	Since 1996		Retired. Chief Financial Officer of JP Morgan & Co. Inc. from 1990 to 1995 and an employee of JP Morgan in various capacities from 1967 to 1995.	[insert]	None.

Jerrold B. Harris (3) Age: 64	N/A	N/A		Until September 1, 1999, President and Chief Executive Officer, VWR Scientific Products Corp.	[insert]	Trustee, Ursinus College; Director, BlackRock-Kelso Capital Corporation; Director, Tromner LLC.

Name and Age	Current Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen or To be Overseen	Other Board Memberships Held
R. Glenn Hubbard (1) Age: 48	Board Member of certain Funds		Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1997-2004. Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.	[insert]	Director of ADP, Dex Media, KKR Financial Corporation, and Ripplewood Holdings. Member of Board of Directors of Duke Realty. Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York and the Economic Club of Capmark, New York.

W. Carl Kester** (1) Age: 55	Board Member of certain Funds	Since 1998	Deputy Dean for Academic Affairs, Harvard Business School since 2006; Mizuho Financial Group, Professor of Finance, Harvard Business School, Unit Head, Finance 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, 1999 to 2005, Member of the faculty of Harvard Business School since 1981. Independent Consultant since 1978.	[insert]	None.

Name and Age	Current Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen or To be Overseen	Other Board Memberships Held
Karen P. Robards (2) Age: 57	Board Member of certain Funds	Since 1998	Partner of Robards & Company, LLC, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. from 1996 to 2005; Director of AtriCure, Inc. since 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	[insert]	Director, AtriCure, Inc. (medical devices).

Robert S. Salomon, Jr. (1) Age: 70	Board Member of certain Funds	Since 1997	Retired. Principal of STI Management (investment adviser) from 1994 to 2005; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	[insert]	None.

Interested Nominees:
Richard S. Davis Age: 60	N/A	N/A	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000–2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000–2005); Senior Vice President, Metropolitan Life Insurance Company (1999–2000); Chairman, SSR Realty (2000–2004).	[insert]	None.

Henry Gabbay Age: 59	N/A	N/A	Consultant, BlackRock (since July 2007); Managing Director, BlackRock, Inc. (1989–June 2007); Chief Administrative Officer, BlackRock Advisors, LLC (1998–2007).	[insert]	None.

*	Indicates the earliest year in which Nominee became a Board Member for a Fund in the Fund complex.
**	AMPS Nominee.
(1)	Class I Staggered Board Fund Nominee
(2)	Class II Staggered Board Fund Nominee
(3)	Class III Staggered Board Fund Nominee

Roscoe S. Suddarth is expected to serve on the advisory board of each Fund; however, Mr. Suddarth is not a Nominee and shareholders are not being asked to elect him to the New Board. It is anticipated that Mr. Suddarth will serve on the advisory board through December 31, 2007.

Name and Age	Current Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen or To be Overseen	Other Board Memberships Held

Advisory Board Member:
Roscoe S. Suddarth Age: 71	Board Member of certain Funds	Since 2000	Retired. President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995 and Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	[insert]	None.

*	Indicates the earliest date in which Advisory Board Member became a Board Member for a Fund in the Fund complex.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Independent Board Members of the Existing Boards for each Fund’s most recent fiscal year is set forth in Appendix C. No compensation information is shown for Board Members whose term of office will not continue, for certain Funds identified in Appendix C, after November 1, 2007.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they oversee or are nominated to oversee, as well as other funds in the Fund complex, as of March 31, 2007 is set forth in Appendix D.

Attendance of Board Members at Annual Meeting: It is the policy of certain Funds to encourage Board Members to attend the annual meeting; however, certain other Funds do not have a policy with regard to attendance of Board Members at annual meetings.

Board Meetings: Information relating to the number of times that the Existing Boards on which the Board Members served met during each Fund’s most recent fiscal year is set forth in Appendix E.

Standing Committees of the Existing Boards: Information relating to the various standing committees of the Existing Boards is set forth in Appendix F.

Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”): Section 16(a) of the Exchange Act requires the officers and Board Members of each Fund and persons who own more than ten percent of any class of equity securities of a Fund to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, Board Members and greater than ten percent shareholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on a review of the copies of such forms, and amendments thereto, with respect to each Fund, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund, with the exception of [insert funds] believes that all of its officers, Board Members, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e., any advisory board member, investment adviser or affiliated person of a Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during each Fund’s most recent fiscal year. Due to [    ], [number] of [number] reports were filed late on behalf of [                    ], representing [number] transactions. [There were no known failures to file a required Form.]

Officers of the Funds

Information about the officers of each Fund, including their ages and their principal occupations during the past five years, is set forth in Appendix H.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. The Funds organized under Massachusetts law generally prohibit indemnification where it is finally adjudicated that those seeking indemnification did not act in good faith in the reasonable belief that their actions were in the best interests of the Massachusetts Trust. For Funds incorporated under Maryland law, indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, which are material to the matter giving rise to the proceeding, or with respect to which an improper personal benefit in money, property or services was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Fund complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to Board Members who leave that fund’s Board and serve on an advisory board of a different fund in the Fund complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a Board Member retires from a Board and (iii) in the case of Board Members who leave a Board of a fund in connection with the Board consolidation contemplated by this Joint Proxy Statement, clarifies that that fund continues to indemnify the Board Member for claims arising out of his or her past service to that fund.

Certain Legal Proceedings

[insert if applicable]

Your Existing Board recommends that you vote “FOR” the election of each of the Nominees to the New Board.

PROPOSAL 2—TO AMEND THE DECLARATION OF TRUST OF CERTAIN FUNDS

The Declaration of Trust of each Fund listed below (each, an “Amending Fund”) currently permits a maximum of eleven (11) Board Members. In order to accomplish the Board consolidation discussed in Proposal 1 and to obtain the benefit of the Nominees’ collective knowledge and experience, the Existing Board of each Amending Fund approved amending its Declaration of Trust to increase the maximum number of Board Members to fifteen (15), so that all of the Nominees to the New Board of each Amending Fund may be elected to each Amending Fund’s Board and to allow for two additional Board Members to be elected in the future. Such an amendment, however, requires the approval of shareholders of the respective Amending Fund, so the Existing Board of each Amending Fund also approved submitting the amendment to shareholders of each Amending Fund.

If Proposal 2 is approved by the shareholders of an Amending Fund, the Declaration of Trust of such Amending Fund will be amended to increase the maximum number of Board Members to fifteen (15). Each Nominee, however, will serve as a Board Member of such Amending Fund only if he or she also is elected a Board Member under Proposal 1. In addition, the approval by shareholders of one Amending Fund is not contingent on the approval by shareholders of any other Amending Fund.

Proposal 2:

It is proposed that for each Amending Fund, shareholders vote to amend its Declaration of Trust to change the maximum number of permitted Board Members allowed on its respective NewBoard to fifteen (15).

Funds to Amend their Declaration of Trust (the Amending Funds)

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Strategic Bond Trust

BlackRock High Yield Trust

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Florida Investment Quality Municipal Trust

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend AchieversTM Trust

BlackRock Global Opportunities Equity Trust

BlackRock Health Sciences Trust

BlackRock Global Energy and Resource Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend AchieversTM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

Your Existing Board recommends that you vote “FOR” this proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix B. A quorum of the shareholders of the Fund is required in order to take any action at the Meeting with respect to Proposal 1 and Proposal 2.

The shareholders of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc., which are organized as feeder funds in a master/feeder structure in which each such Fund (each, a “Feeder Fund”) invests all or substantially all of its assets in Master Senior Floating Rate LLC (the “Master Fund”), will also vote on Proposal 1 with respect to the election of the Nominees to the Board of the Master Fund.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Nominees in Proposal 1 and “FOR” Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Meetings. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Nominees in Proposal 1 and the amendment of the Declaration of Trust of the Amending Funds in Proposal 2 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 and Proposal 2 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposals 1 and 2.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proposal 1:

•	The vote requirement for each Fund to elect Nominees is set forth in Appendix B.

•	The shareholders of each Feeder Fund will also vote on Proposal 1 with respect to the election of the Nominees to the Board of the Master Fund.

Proposal 2:

•

The holders of AMPS, if any, and the holders of the common stock of an Amending Fund are entitled to vote on Proposal 2 as a single class. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the Meeting at which a quorum exists.

Approval of the proposals will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1 for Funds which require the affirmative vote of a majority of the outstanding shares present, in person or by proxy, and a vote against Proposal 2. However, abstentions and broker non-votes will not have an effect on Proposal 1 for Funds that require a plurality or majority of votes cast.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

Ernst & Young LLP (“E&Y”) served as the independent registered public accounting firm of certain Funds* for fiscal years prior to June 30, 2006. Each affected Fund’s Audit Committee approved the engagement of D&T as the Fund’s independent registered public accounting firm for the Fund’s most recently completed fiscal year, as well as for the current fiscal year. A majority of the Fund’s Board Members, including a majority of the Independent Board Members, approved the appointment of D&T.

The reports of E&Y on each applicable Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

*	E&Y served as the independent registered public accounting firm of various Funds identified in Appendix A.

No representatives of D&T or E&Y will be present at the Meetings.

Each Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, each Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, each Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix I) for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

Appendix I sets forth for each Fund, for each applicable Fund’s two most recent fiscal years, the fees billed by that Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix I is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Affiliated Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Committee. See Appendix I to this Joint Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, for certain Funds such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels for those Funds will require specific pre-approval by the Audit Committee of those Funds, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

For each Fund’s two most recent fiscal years, there were no services rendered by D&T or E&Y to the Funds for which the pre-approval requirement was waived.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by D&T or E&Y to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T or E&Y to each Fund, BlackRock Advisors or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of June 8, 2007, to the best of the Funds’ knowledge, the persons listed in Appendix J owned of record the amounts indicated.

Submission of Shareholder Proposals(1)

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

(1)	The terms used in the Submission of Shareholder Proposals section can be found in Appendix A to this Joint Proxy Statement.

MFT, MIY, MJI, MPA, PEFX, MUI, MNE, DSU, DVF, FRA, FRB, MFL, MHD, MUH, MUS, MUJ, MHN, MVF, MVT, ARK, APX, COY, CYE, HYV, HYT, MUA, MEN, MUC, MUE, MYD, MZA, MYC, MCA, MYF, MYI, MYM, MJI, MYN, MQY, MQT, CII, PSY, PSW, EEF, ECV and EGF anticipate holding their next annual meeting of shareholders in August 2008. If a shareholder intends to present a proposal at the 2008 annual meeting of shareholders of these Funds and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the appropriate Fund by March 5, 2008.

The By-laws of PEFX, MUI, MNE, HYV, HYT, FRA, FRB, EEF, ECV, PSY, PSW, DVF, CII and EGF generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an annual meeting of shareholders. Notice of any such business must be in writing and received at the Fund’s principal executive office between May 19, 2008 and June 18, 2008. For MFT, MIY, MJI, MPA, DSU, MFL, MHD, MUH, MUS, MUJ, MHN, MVF, MVT, ARK, APX, COY, CYE, HYT, MUA, MEN, MUC, MUE, MYD, MZA, MYC, MCA, MYF, MYI, MYM, MJI, MYN, MQY and MQT, the persons named as proxies in the proxy materials for the 2008 annual meeting of shareholders for each of these Funds may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by May 20, 2008.

For MSFR, SFRF, SFRF II, MSHO and MSHA, which do not hold regular annual meetings, a shareholder proposal intended to be presented at a future meeting of shareholders must be received at the offices of the Fund a reasonable time before the Fund begins to print and send its proxy materials. The persons named as proxies in any future proxy materials of these Funds may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Fund sends it proxy materials to shareholders.

Shareholder proposals intended for inclusion in the proxy statement of BTA, BCK, BAF, BSE, BLE, BFY, BCL,, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BJZ, BLH, BPK, BFZ, BFK, BBF, BNJ, BNY, BYM, BPS, BSD, BMT, BFC, BRF, BRM, BKN, BLN, RAA, RFA, RNJ, RNY, BFD, BTZ, BCF, BWC, BDJ, BOE, HIS, BME, BGR, BGT, BQY, BDT, BDV, BLW, BKK, BFO, BPP, BHK, BHD, BCT, BHY, BKT, BNA and BGY, in connection with such Funds’ 2008 annual meeting of shareholders, which is expected to be held in August 2008, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Funds at such Funds’ principal executive offices by March 5, 2008.

For all Funds, written proposals and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), [address]. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Funds, except for the Funds described in the paragraph below. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Joint Proxy Statement, also will be borne by the Funds except for the Funds described in the paragraph below. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can be reasonably attributed to one or more specific Funds.

The portion of the costs associated with this Joint Proxy Statement, including the mailing and the proxy solicitation costs, applicable to each of Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Advantage and BlackRock Multi-Strategy Hedge Opportunities LLC, will be shared equally by BlackRock and such fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Joint Proxy Statement with respect to those Funds, also will be shared equally by BlackRock and such Funds. Costs that are borne by such Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by letter or telephone by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $669,559 for such solicitation services (including reimbursements of out-of-pocket expenses). Broadridge may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix I.

Privacy Principles of the Funds

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 40 East 52nd Street, New York, New York 10022-5911, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned Meeting or Meetings may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Please vote promptly by signing and dating each enclosed proxy card, if received by mail, and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards of Directors/Trustees

Alice A. Pellegrino

Secretary of certain Funds

and

Vincent B. Tritto

Secretary of certain Funds

[Date]

Appendix A

FUND INFORMATION

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on June 20, 2007, the record date for voting at the Meeting.

Fund	Form of Organization	Term may be used in this Joint Proxy Statement	Total Shares Outstanding	Net Assets ($)
BlackRock Long-Term Municipal Advantage Trust*	Delaware Statutory Trust	BTA
BlackRock California Insured Municipal Income Trust*,†	Delaware Statutory Trust	BCK
BlackRock Florida Insured Municipal Income Trust*,†	Delaware Statutory Trust	BAF
BlackRock New York Insured Municipal Income Trust*,†	Delaware Statutory Trust	BSE
BlackRock Municipal Income Trust II*,†	Delaware Statutory Trust	BLE
BlackRock New York Municipal Income Trust II*,†	Delaware Statutory Trust	BFY
BlackRock California Municipal Income Trust II*,†	Delaware Statutory Trust	BCL
BlackRock California Municipal Bond Trust*,†	Delaware Statutory Trust	BZA
BlackRock Municipal Bond Trust*,†	Delaware Statutory Trust	BBK
BlackRock Florida Municipal Bond Trust*,†	Delaware Statutory Trust	BIE
BlackRock New Jersey Municipal Bond Trust*,†	Delaware Statutory Trust	BLJ
BlackRock New York Municipal Bond Trust*,†	Delaware Statutory Trust	BQH
BlackRock Maryland Municipal Bond Trust*,†	Delaware Statutory Trust	BZM
BlackRock Virginia Municipal Bond Trust*,†	Delaware Statutory Trust	BHV
BlackRock California Municipal 2018 Term Trust*,†	Delaware Statutory Trust	BJZ
BlackRock New York Municipal 2018 Term Trust*,†	Delaware Statutory Trust	BLH
BlackRock Municipal 2018 Term Trust*,†	Delaware Statutory Trust	BPK
BlackRock California Municipal Income Trust*,†	Delaware Statutory Trust	BFZ
BlackRock Municipal Income Trust*,†	Delaware Statutory Trust	BFK
BlackRock Florida Municipal Income Trust*,†	Delaware Statutory Trust	BBF
BlackRock New Jersey Municipal Income Trust*,†	Delaware Statutory Trust	BNJ
BlackRock New York Municipal Income Trust*,†	Delaware Statutory Trust	BNY
BlackRock Insured Municipal Income Trust*,†	Delaware Statutory Trust	BYM
BlackRock Pennsylvania Strategic Municipal Trust*,†	Delaware Statutory Trust	BPS
BlackRock Strategic Municipal Trust*,†	Delaware Statutory Trust	BSD
BlackRock Insured Municipal Term Trust, Inc.*,†	Maryland Corporation	BMT
BlackRock California Insured Municipal 2008 Term Trust, Inc.*	Maryland Corporation	BFC

Fund	Form of Organization	Term may be used in this Joint Proxy Statement	Total Shares Outstanding	Net Assets ($)
BlackRock Florida Insured Municipal 2008 Term Trust*	Massachusetts Business Trust	BRF
BlackRock Insured Municipal 2008 Term Trust, Inc.*	Maryland Corporation	BRM
BlackRock Investment Quality Municipal Trust, Inc.*,†	Maryland Corporation	BKN
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	Maryland Corporation	BLN
BlackRock California Investment Quality Municipal Trust Inc.*,†	Maryland Corporation	RAA
BlackRock Florida Investment Quality Municipal Trust*,†	Massachusetts Business Trust	RFA
BlackRock New Jersey Investment Quality Municipal Trust, Inc.*,†	Maryland Corporation	RNJ
BlackRock New York Investment Quality Municipal Trust, Inc.*,†	Maryland Corporation	RNY
BlackRock Global Equity Income Trust*	Delaware Statutory Trust	BFD
BlackRock Preferred and Equity Advantage Trust*,†	Delaware Statutory Trust	BTZ
BlackRock Real Asset Equity Trust*	Delaware Statutory Trust	BCF
BlackRock World Investment Trust*	Delaware Statutory Trust	BWC
BlackRock Enhanced Dividend Achievers Trust*	Delaware Statutory Trust	BDJ
BlackRock Global Opportunities Equity Trust*	Delaware Statutory Trust	BOE
BlackRock High Income Shares*	Massachusetts Business Trust	HIS
BlackRock Health Sciences Trust*	Delaware Statutory Trust	BME
BlackRock Global Energy and Resource Trust*	Delaware Statutory Trust	BGR
BlackRock Global Floating Rate Income Trust*,†	Delaware Statutory Trust	BGT
BlackRock S&P Quality Rankings Global Equity Managed Trust*	Delaware Statutory Trust	BQY
BlackRock Strategic Dividend Achievers Trust*	Delaware Statutory Trust	BDT
BlackRock Dividend AchieversTM Trust*	Delaware Statutory Trust	BDV
BlackRock Limited Duration Income Trust*	Delaware Statutory Trust	BLW
BlackRock Municipal 2020 Term Trust*,†	Delaware Statutory Trust	BKK
BlackRock Florida Municipal 2020 Term Trust*,†	Delaware Statutory Trust	BFO
BlackRock Preferred Opportunity Trust*,†	Delaware Statutory Trust	BPP
BlackRock Core Bond Trust*	Delaware Statutory Trust	BHK
BlackRock Strategic Bond Trust*	Delaware Statutory Trust	BHD
BlackRock Broad Investment Grade 2009 Term Trust, Inc.*	Maryland Corporation	BCT
BlackRock High Yield Trust*	Delaware Statutory Trust	BHY
BlackRock Income Trust, Inc.*	Maryland Corporation	BKT
BlackRock Income Opportunity Trust, Inc.*	Maryland Corporation	BNA
BlackRock International Growth and Income Trust*	Delaware Statutory Trust	BGY
BlackRock MuniYield Florida Insured Fund†	Massachusetts Business Trust	MFT
BlackRock MuniYield Michigan Insured Fund, Inc.†	Maryland Corporation	MIY

Fund	Form of Organization	Term may be used in this Joint Proxy Statement	Total Shares Outstanding	Net Assets ($)
BlackRock MuniYield New Jersey Insured Fund, Inc.†	Maryland Corporation	MJI
BlackRock MuniYield Pennsylvania Insured Fund†	Massachusetts Business Trust	MPA
BlackRock S&P 500 Protected Equity Fund, Inc.	Maryland Corporation	PEFX
BlackRock Muni Intermediate Duration Fund, Inc.†	Maryland Corporation	MUI
BlackRock Muni New York Intermediate Duration Fund, Inc.†	Maryland Corporation	MNE
BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	DSU
Master Senior Floating Rate LLC	Delaware Limited Liability Company	MSFR
BlackRock Senior Floating Rate Fund, Inc.	Maryland Corporation	SFRF
BlackRock Senior Floating Rate Fund II, Inc.	Maryland Corporation	SFRF II
BlackRock Diversified Income Strategies Fund, Inc.	Maryland Corporation	DVF
BlackRock Floating Rate Income Strategies Fund, Inc.	Maryland Corporation	FRA
BlackRock Floating Rate Income Strategies Fund II, Inc.	Maryland Corporation	FRB
BlackRock MuniHoldings Florida Insured Fund†	Massachusetts Business Trust	MFL
BlackRock MuniHoldings Fund, Inc.†	Maryland Corporation	MHD
BlackRock MuniHoldings Fund II, Inc.†	Maryland Corporation	MUH
BlackRock MuniHoldings Insured Fund, Inc.†	Maryland Corporation	MUS
BlackRock MuniHoldings New Jersey Insured Fund, Inc.†	Maryland Corporation	MUJ
BlackRock MuniHoldings New York Insured Fund, Inc.†	Maryland Corporation	MHN
BlackRock MuniVest Fund, Inc.†	Maryland Corporation	MVF
BlackRock MuniVest Fund II, Inc.†	Maryland Corporation	MVT
BlackRock Senior High Income Fund, Inc.	Maryland Corporation	ARK
BlackRock Apex Municipal Fund, Inc.*	Maryland Corporation	APX
BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	COY
BlackRock Corporate High Yield Fund III, Inc.	Maryland Corporation	CYE
BlackRock Corporate High Yield Fund V, Inc.	Maryland Corporation	HYV
BlackRock Corporate High Yield Fund VI, Inc.	Maryland Corporation	HYT
BlackRock MuniAssets Fund, Inc.*	Maryland Corporation	MUA
BlackRock MuniEnhanced Fund, Inc.†	Maryland Corporation	MEN
BlackRock MuniHoldings California Insured Fund, Inc.†	Maryland Corporation	MUC
BlackRock MuniHoldings Insured Fund II, Inc.†	Maryland Corporation	MUE
BlackRock MuniYield Fund, Inc.†	Maryland Corporation	MYD
BlackRock MuniYield Arizona Fund, Inc.†	Maryland Corporation	MZA
BlackRock MuniYield California Fund, Inc.†	Maryland Corporation	MYC
BlackRock MuniYield California Insured Fund, Inc.†	Maryland Corporation	MCA

Fund	Form of Organization	Term may be used in this Joint Proxy Statement	Total Shares Outstanding	Net Assets ($)
BlackRock MuniYield Florida Fund†	Massachusetts Business Trust	MYF
BlackRock MuniYield Insured Fund, Inc.†	Maryland Corporation	MYI
BlackRock MuniYield Michigan Insured Fund II, Inc.†	Maryland Corporation	MYM
BlackRock MuniYield New Jersey Fund, Inc.†	Maryland Corporation	MYJ
BlackRock MuniYield New York Insured Fund, Inc.†	Maryland Corporation	MYN
BlackRock MuniYield Quality Fund, Inc.†	Maryland Corporation	MQY
BlackRock MuniYield Quality Fund II, Inc.†	Maryland Corporation	MQT
BlackRock Enhanced Capital and Income Fund, Inc.	Maryland Corporation	CII
BlackRock Preferred Income Strategies Fund, Inc.†	Maryland Corporation	PSY
BlackRock Preferred and Corporate Income Strategies Fund, Inc.†	Maryland Corporation	PSW
BlackRock Multi-Strategy Hedge Opportunities LLC	Delaware Limited Liability Company	MSHO
BlackRock Multi-Strategy Hedge Advantage	Delaware Statutory Trust	MSHA
BlackRock Enhanced Equity Yield Fund, Inc.	Maryland Corporation	EEF
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	Maryland Corporation	ECV
BlackRock Enhanced Government Fund, Inc.	Maryland Corporation	EGF

*	Denotes a Staggered Board Fund. Staggered Board Funds are classified into three classes of Board Members: Class I, Class II and Class III. The term of office of the Staggered Board Fund Board Members in Class I, Class II, and Class III will expire in 2008, 2009 and 2010, respectively. The term of office of the Board Members for all of the other Funds that are not Staggered Board Funds will expire in 2008.
†	Denotes an AMPS Fund.

Master/Feeder Funds

Master Fund	Feeder Funds
Master Senior Floating Rate LLC	BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.

Appendix B

Quorum and Voting Requirements

The following table lists the quorum requirements for each Fund and the vote required for Proposal 1 for each Fund. (Vote requirements for Proposal 2, which do not vary on a Fund-by-Fund basis, are listed under the heading “Vote Required and Manner of Voting Proxies,” which begins on page [    ] of this Joint Proxy Statement.) For purposes of Proposal 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BTA	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BCK	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BAF	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BSE	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BLE	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BFY	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BCL	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BZA	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BBK	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BIE	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BLJ	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BQH	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BZM	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BHV	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BJZ	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BLH	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BPK	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BFZ	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BFK	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BBF	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BNJ	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BNY	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BYM	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BPS	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BSD	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BMT	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BFC	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BRF	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BRM	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BKN	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BLN	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

RAA	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

RFA	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

RNJ	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

RNY	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BFD	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BTZ	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BCF	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BWC	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BDJ	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BOE	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

HIS	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BME	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BGR	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BGT	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BQY	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BDT	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BDV	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BLW	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BKK	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BFO	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BPP	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BHK	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BHD	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BCT	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BHY	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BKT	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BNA	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BGY	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

MFT	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

MIY	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MJI	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MPA	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

PEFX	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

MUI	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MNE	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
DSU	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

MSFR	1/3 of the shares entitled to vote, present person or by proxy	N/A	Majority of the holders of common stock present at the Meeting

SFRF	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

SFRF II	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

DVF	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

FRA	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

FRB	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

MFL	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

MHD	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MUH	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MUS	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
MUJ	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MHN	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MVF	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock voting as a separate class

MVT	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

ARK	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

APX	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

COY	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

CYE	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

HYV	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

HYT	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

MUA	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
MEN	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MUC	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MUE	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MYD	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MZA	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MYC	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MCA	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MYF	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
MYI	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MYM	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MYJ	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MYN	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MQY	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MQT	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

CII	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

PSY	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
PSW	1/3 of the shares entitled to vote, present person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MSHO	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

MSHA	40% of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

EEF	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

ECV	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

EGF	1/3 of the shares entitled to vote, present person or by proxy	N/A	Plurality of votes cast

Appendix C

Compensation of the Board Members

Board 1

Donald W. Burton, Robert C. Doll, Jr., John F. O’Brien, David H. Walsh and Fred G. Weiss currently comprise Board 1. Board 1 currently oversees the following Funds:

Fund

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

BlackRock S&P 500 Protected Equity Fund, Inc.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. No compensation information is shown for the current Board Members because their term of office will not continue after the Meeting for any Fund.

[Each Fund in the Fund Complex overseen by Board 1 pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $19,000 per year plus a fee of $1,000 per in-person Board meeting attended and $1,000 per in-person Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $3,575. Each Fund reimburses each Independent Board Member for his out-of-pocket expenses relating to attendance at Board and Audit Committee meetings. For the year ended December 31, 2006, the Funds supervised by Board 1 reimbursed Board Member expenses in an aggregate amount of $ [ ].]

[As of May 31, 2007, all Board Members of Board 1 and officers as a group owned less than 1% of the outstanding shares of each Fund.]

Board 2

Robert C. Doll, Jr., Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid, Roscoe S. Suddarth and Richard R. West currently comprise Board 2. Board 2 currently oversees the following Funds:

Fund

BlackRock Debt Strategies Fund, Inc.

Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock MuniHoldings Florida Insured Fund

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Insured Fund, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

BlackRock MuniHoldings New York Insured Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock Senior High Income Fund, Inc.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. No compensation information is shown for the current Board Members because their term of office will not continue after the Meeting for any Fund.

[Each Fund in the Fund Complex overseen by Board 2 pays each Independent Board Member a combined fee of $3,000 per year for service on the Board and the Audit Committee plus $500 per in-person Board meeting attended and $500 per in-person Audit Committee meeting attended. The Chairman of the Audit Committee receives an additional fee of $2,143 per year. Each Fund reimburses each Independent Board Member for his or her out-of-pocket expenses related to attendance at Board, Audit Committee and Nominating Committee meetings. For the year ended December 31, 2006, all Funds supervised by Board 2 reimbursed Board Member expenses in an aggregate amount of $[ ].]

[As of May 31, 2007, all Board Members of Board 2 and officers as a group owned less than 1% of the outstanding shares of each Fund.]

Board 3

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr. currently comprise Board 3. Board 3 currently oversees the following Funds:

Fund

BlackRock Apex Municipal Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Insured Fund, Inc.

BlackRock MuniHoldings Insured Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 3 for each Fund’s most recent fiscal year is set forth below. No compensation information is shown for Board Members whose term of office will not continue after the Meeting to which this Joint Proxy Statement relates. Since only Robert S. Salomon, Jr.’s term of office will continue after the Meeting for the Funds, no information is shown for James H. Bodurtha, Kenneth A. Froot, Joe Grills, Herbert I. London and Roberta Cooper Ramo, whose term of office will not continue after the Meeting for any of the Funds. Mr. Salomon is not an “interested person,” as defined in the 1940 Act.

[Each Independent Board Member receives an annual retainer of $150,000 for his or her services to the Funds. The portion of the annual retainer allocated to each Fund is determined quarterly based on the relative net assets of each Fund. In addition, each Independent Board Member receives a fee for each in-person Board meeting attended and each in-person Audit Committee meeting attended. The annual per-meeting fees paid to each Independent Board Member aggregate $100,000 for all funds in the Fund complex for which that Independent Board Member serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each fund in the Fund complex for which such Co-Chairman provides services, based on the relative net assets of each such Fund. For the year ended December 31, 2006, all Funds supervised by Board 3 reimbursed Board Member expenses in an aggregate amount of $[        ].]

Compensation Table ($)

Fund (1)	Robert S. Salomon, Jr.
BlackRock Apex Municipal Fund, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New York Insured Fund, Inc.

Fund (1)	Robert S. Salomon, Jr.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
Total Compensation from Fund Complex
Number of Funds in Fund Complex Overseen by Board Member

(1)	Information is for the Fund’s most recent fiscal year.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Board 3 or officers.

[As of May 31, 2007, all Board Members of Board 3 and officers as a group owned less than 1% of the outstanding shares of each Fund.]

Board 4

David O. Beim, Robert C. Doll, Jr., James T. Flynn, W. Carl Kester and Karen P. Robards currently comprise Board 4. Board 4 currently oversees the following Funds:

Fund

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Preferred Income Strategies Fund, Inc.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC

BlackRock Multi-Strategy Hedge Advantage

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 4 for the Fund’s most recent fiscal year is set forth below. No compensation information is shown for Board Members whose term of office will not continue, for certain Funds identified in the table below, after the Meeting to which this Joint Proxy Statement relates, and no information is shown at all for David O. Beim, whose term of office will not continue after the Meeting for any of the Funds.

[Each Independent Board Member receives an aggregate annual retainer of $112,000 for his or her services to all funds in the Fund complex for which the Independent Board Member serves. The portion of the annual retainer allocated to each applicable fund is determined quarterly based, in general, on the relative net assets of each such Fund. In addition, each Independent Board Member receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each Independent Board Member totals $48,000 for all funds for which that Independent Board Member serves. The Chair of the Board receives an additional annual retainer in the amount of $40,000 and the Chairman of the Audit Committee receives an additional annual retainer amount of $10,000, each of which is paid quarterly and allocated to each fund in the Fund complex for which such Chairman provides services based on the relative net assets of the fund. For the year ended December 31, 2006, all Funds supervised by Board 4 reimbursed Board Member expenses in an aggregate amount of $[        ].]

Compensation Table ($)

Fund (1)	James T. Flynn	W. Carl Kester	Karen P. Robards
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
BlackRock Enhanced Government Fund, Inc.
BlackRock Multi-Strategy Hedge Opportunities LLC
BlackRock Multi-Strategy Hedge Advantage
Total Compensation from Fund Complex
Number of Funds in Fund Complex Overseen by Board Member

(1)	Information is for the Fund’s most recent fiscal year.

The Funds do not currently provide any pension or retirement benefits to Board Members of Board 4 or officers.

[As of May 31, 2007, all Board Members of Board 4 and officers as a group owned less than 1% of the outstanding shares of each Fund.]

Board 5

Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, Kathleen F. Feldstein, R. Glenn Hubbard and Ralph L. Schlosstein currently comprise Board 5. Board 5 currently oversees the following Funds:

Fund

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Insured Municipal Term Trust, Inc.

BlackRock California Insured Municipal 2008 Term Trust, Inc.

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Insured Municipal 2008 Term Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock New York Insured Municipal 2008 Term Trust, Inc.

BlackRock California Investment Quality Municipal Trust Inc.

BlackRock Florida Investment Quality Municipal Trust

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend Achievers TM Trust

BlackRock Global Opportunities Equity Trust

BlackRock High Income Shares

BlackRock Health Sciences Trust

BlackRock Global Energy and Resource Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend Achievers TM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

BlackRock Strategic Bond Trust

BlackRock Broad Investment Grade 2009 Term Trust, Inc.

BlackRock High Yield Trust

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock International Growth and Income Trust

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. Information regarding compensation, including amounts deferred, paid to the non-interested Board Members of Board 5 for each Fund’s most recent fiscal year is set forth below.

[Each Fund shall pay a pro rata portion (based on relative net assets) of the following Board Member fees paid by the Funds in the Fund complex for which they serve: (i) $190,000 per annum for each Independent Board Member as a retainer and (ii) $3,000 per day for each Independent Board Member for each special meeting of each Board in the Fund complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each

Board and any committee thereof. Mr. Cavanagh receives an additional $60,000 per annum from the Funds in the Fund complex for which they serve for acting as the lead trustee for each Board plus an additional $60,000 per annum for his service as chairman of the Audit Committee. Messrs. Dixon and Fabozzi receive an additional $30,000 per annum from the Funds in the Fund complex for which they serve for their service on the Audit Committee of such Funds. This additional compensation to Messrs. Cavanagh, Dixon and Fabozzi will be allocated among the Funds in the Fund complex for which they serve based on their relative net assets. Certain of the above fees paid to the Independent Board Members will be subject to mandatory deferrals pursuant to such Funds’ deferred compensation plan. The Independent Board Members have agreed that at least $30,000 of their $190,000 retainer will be mandatorily deferred pursuant to such deferred compensation plan. Also, members of the Audit Committee of the Funds in the Fund complex for which they serve will be required to defer $20,000 of the per annum fee they will receive for their services on the Audit Committee pursuant to the deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain other Funds in the Fund complex for which they serve selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other Funds in the Fund complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund. A Fund may, however, elect to invest in common shares of those Funds selected by the Independent Board Members in order to match its deferred compensation obligations.]

Compensation Table ($)

Fund (1)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)
BlackRock Long-Term Municipal Advantage Trust
BlackRock California Insured Municipal Income Trust
BlackRock Florida Insured Municipal Income Trust
BlackRock New York Insured Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New York Municipal Income Trust II
BlackRock California Municipal Income Trust II
BlackRock California Municipal Bond Trust
BlackRock Municipal Bond Trust
BlackRock Florida Municipal Bond Trust
BlackRock New Jersey Municipal Bond Trust
BlackRock New York Municipal Bond Trust
BlackRock Maryland Municipal Bond Trust
BlackRock Virginia Municipal Bond Trust
BlackRock California Municipal 2018 Term Trust
BlackRock New York Municipal 2018 Term Trust
BlackRock Municipal 2018 Term Trust
BlackRock California Municipal Income Trust
BlackRock Municipal Income Trust
BlackRock Florida Municipal Income Trust
BlackRock New Jersey Municipal Income Trust

Fund (1)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)
BlackRock New York Municipal Income Trust
BlackRock Insured Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust
BlackRock Insured Municipal Term Trust, Inc.
BlackRock California Insured Municipal 2008 Term Trust, Inc.
BlackRock Florida Insured Municipal 2008 Term Trust
BlackRock Insured Municipal 2008 Term Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock New York Insured Municipal 2008 Term Trust, Inc.
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock Florida Investment Quality Municipal Trust
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock Global Equity Income Trust
BlackRock Preferred and Equity Advantage Trust
BlackRock Real Asset Equity Trust
BlackRock World Investment Trust
BlackRock Enhanced Dividend AchieversTM Trust
BlackRock Global Opportunities Equity Trust
BlackRock High Income Shares
BlackRock Health Sciences Trust
BlackRock Global Energy and Resource Trust
BlackRock Global Floating Rate Income Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
BlackRock Strategic Dividend AchieversTM Trust
BlackRock Dividend AchieversTM Trust
BlackRock Limited Duration Income Trust
BlackRock Municipal 2020 Term Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Preferred Opportunity Trust
BlackRock Core Bond Trust
BlackRock Strategic Bond Trust
BlackRock Broad Investment Grade 2009 Term Trust, Inc.
BlackRock High Yield Trust
BlackRock Income Trust, Inc.

Fund (1)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)
BlackRock Income Opportunity Trust, Inc.
BlackRock International Growth and Income Trust
Total Compensation from Fund Complex
Number of Funds in Fund Complex Overseen by Board Member

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is [ ].
(3)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is [ ].
(4)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is [ ].
(5)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is [ ].
(6)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is [ ].

None of the Funds currently provides any pension or retirement benefits to the Board Members of Board 5 or officers.

[As of May 31, 2007, all Board Members of Board 5 and officers as a group owned less than 1% of the outstanding shares of each Fund.]

Appendix D

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in the Funds that they oversee or are nominated to oversee as of March 31, 2007.

Name of Nominee	Fund Name*	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex
Interested Nominees:
Richard S. Davis
Henry Gabbay
Independent Nominees:
G. Nicholas Beckwith, III
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Kathleen F. Feldstein
James T. Flynn
Jerrold B. Harris
R. Glenn Hubbard
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

[The Nominees and officers as a group owned less than 1% of outstanding shares of each Fund for which they are nominated to oversee.]

None of the independent Nominees or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2007.

D-1

Appendix E

Meetings of the Boards

During the most recent full fiscal for each Fund as grouped in the table below, the Boards met the following number of times:

Board 1
Fund	Fiscal Year End	Number of Board Meetings
MUI, MNE	May 31	[insert]
PEFX	September 30	[insert]
MFT, MIY, MPA, MJI, MNE	October 31	[insert]

Board 2
Fund	Fiscal Year End	Number of Board Meetings
FRB, DSU, ARK	February 28	[insert]
MHD, MUS	April 30	[insert]
MUH, MUJ	July 31	[insert]
FRA, MVF, MSFR, SFRF, SFRF II, DVF	August 31	[insert]
MVT, MFL, MHN	October 31	[insert]

Board 3
Fund	Fiscal Year End	Number of Board Meetings
MEN	January 31	[insert]
COY, CYE, MUA	May 31	[insert]
APX, MUC	June 30	[insert]
HYV, HYT	August 31	[insert]
MUE	September 30	[insert]
MYD, MQY, MZA, MYC, MCA, MYF, MYI, MYM, MYN, MQT	October 31	[insert]
MYJ	November 30	[insert]

Board 4
Fund	Fiscal Year End	Number of Board Meetings
MSHO, MSHA	March 31	[insert]
PSY, PSW	October 31	[insert]
EEF, ECV, EGF, CII	December 31	[insert]

E-1

Board 5
Fund*	Fiscal Year End	Number of Board Meetings
BYM, BCK, BAF, BSE, BLE, BFY, BCL
BBK, BZA, BIE, BZM, BLJ, BQH, BHV	August 31	7
BTA, BFZ, BFK, BBF, BNJ, BNY, BKN, RAA, RFA, RNJ, RNY, BFD, BWC, BDJ, BOE, BME, BGR, BQY, BDT, BDV, BLW, BHK, BHD, BCT, BHY, BKT, BNA	October 31	8
BJZ, BLH, BPK, BPS, BSD, BMT, BFC, BRF, BRM, BLN, HIS, BGT, BKK, BFO, BPP	December 31	7

*	Annual meeting information and Board Members’ attendance for BGY, BFD, BCF and BTZ has not been provided because such Funds have not been in operation for a full fiscal year.

[Each incumbent Board Member attended more than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served.]

E-2

Appendix F

Standing Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Audit Committee. Each Board has a standing Audit Committee comprised of all Independent Board Members (except, in the case of Board 5, comprised of Messrs. Cavanagh, Dixon and Fabozzio). The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committees review the scope of the Funds’ audit, accounting and financial reporting policies and practices and internal controls. The Audit Committees approve, and recommend to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firms. The Audit Committees also approve all audit and permissible non-audit services provided by the Funds’ independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting of the Fund.

Governance or Nominating Committee. Each Board has a standing Governance Committee or Nominating Committee. All Board Members who are not “interested persons,” within the meaning of the 1940 Act, are members of the Governance or Nominating Committee.

Each Governance or Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also is responsible for, among other things, the scheduling and organization of Board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s non-interested Board Members. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Board Member of the Fund and the person’s consent to be named as a Board Member if selected by the Governance Committee and nominated by the Board.

Each Governance or Nominating Committee, and each Audit Committee, met the following number of times for each Fund’s most recent fiscal year:

Board 1
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings

MUI, MNE	May 31	[insert]	[insert]

PEFX	September 30	[insert]	[insert]

MFT, MIY, MPA, MJI, MNE	October 31	[insert]	[insert]

Board 2
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings

FRB, DSU, ARK	February 28	[insert]	[insert]

MHD, MUS	April 30	[insert]	[insert]

MUH, MUJ	July 31	[insert]	[insert]

FRA, MVF, MSFR, SFRF, SFRF II, DVF	August 31	[insert]	[insert]

MVT, MFL, MHN	October 31	[insert]	[insert]

Board 3
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings

MEN	January 31	[insert]	[insert]

COY, CYE, MUA	May 31	[insert]	[insert]

APX, MUC	June 30	[insert]	[insert]

HYV, HYT	August 31	[insert]	[insert]

MUE	September 30	[insert]	[insert]

MYD, MQY, MZA, MYC, MCA, MYF, MYI, MYM, MYN, MQT	October 31	[insert]	[insert]

MYJ	November 30	[insert]	[insert]

Board 4
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings

MSHO, MSHA	March 31	[insert]	[insert]

PSY, PSW	October 31	[insert]	[insert]

EEF, ECV, EGF, CII	December 31	[insert]	[insert]

Board 5
Fund*	Fiscal Year End	Number of Governance Committee Meetings	Number of Audit Committee Meetings

BFY, BZA, BCK, BAF, BSE, BLE, BYM, BCL, BQH, BBK, BIE, BLJ, BZM, BHV	August 31	6	7

BTA, BFZ, BFK, BBF, BNJ, BNY, BKN, RAA, RFA, RNJ, RNY, BFD, BWC, BDJ, BOE, BME, BGR, BQY, BDT, BDV, BLW, BHK, BHD, BCT, BHY, BKT, BNA	October 31	5	7

BJZ, BLH, BPK, BPS, BSD, BMT, BFC, BRF, BRM, BLN, HIS, BGT, BKK, BFO, BPP	December 31	4	7

*	Meeting information and Board Members’ attendance for BGY, BFD, BCF and BTZ has not been provided because such Funds have not been in operation for a full fiscal year.

Each Governance or Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A copy of the Governance or Nominating Committee Charter for each Fund is included in Appendix G.

Board 5 has three additional standing committees, as follows:

Compliance Committee. The Compliance Committee consists of all of the Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Funds. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Board Members in acting independently of BlackRock Advisors in pursuing the best interests of the Funds and their shareholders, receiving information on and, where appropriate, recommending policies concerning the Funds’ Compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Funds’ Chief Compliance Officer. The Committee met the following times during each Board 5 Fund’s most recent fiscal year:

Board 5
Fund*	Fiscal Year End	Number of Compliance Committee Meetings

BCK, BAF, BSE, BLE, BYM, BLC, BZA, BBK, BIE, BLJ, BHO, BZM, BHV, BYM	August 31	[insert]

BTA, BFZ, BFK, BBF, BNJ, BNY, BKN, RAA, RFA, RNJ, RNY, BWC, BDJ, BOE, BME, BGR, BQY, BDT, BDV, BLW, BHK, BHD, BCT, BHY, BKT, BNA	October 31	[insert]

BJZ, BLH, BPK, BPS, BSD, BMT, BFC, BRF, BRM, BLN, HIS, BGT, BKK, BFO, BPP	December 31	[insert]

*	Meeting information and Board Members’ attendance for BGY, BFD, BCF and BTZ has not been provided because such Funds have not been in operation for a full fiscal year.

Executive Committee. The Executive Committee consists of Messrs. Cavanagh and Schlosstein and acts in accordance with the powers permitted to such a committee under the organizational documents of each Fund. The Executive Committee, subject to each Fund’s organizational documents and applicable law, acts on behalf of the Board Members in the intervals between meetings of the board. The Committee met the following times during each Board 5 Fund’s most recent fiscal year:

Board 5
Fund*	Fiscal Year End	Number of Executive Committee Meetings

BFY, BCK, BAF, BSE, BLE, BYM, BLC, BZA, BBK, BIE, BLJ, BHO, BZM, BHV, BYM	August 31	[insert]

BTA, BFZ, BFK, BBF, BNJ, BNY, BKN, RAA, RFA, RNJ, RNY, BWC, BDJ, BOE, BME, BGR, BQY, BDT, BDV, BLW, BHK, BHD, BCT, BHY, BKT, BNA	October 31	[insert]

BJZ, BLH, BPK, BPS, BSD, BMT, BFC, BRF, BRM, BLN, HIS, BGT, BKK, BFO, BPP	December 31	[insert]

*	Meeting information and Board Members’ attendance for BGY, BFD, BCF and BTZ has not been provided because such Funds have not been in operation for a full fiscal year.

Portfolio Review Committee. The Performance Review Committee consists of all of the Board Members The Portfolio Review Committee acts in accordance with the Portfolio Review Committee charter. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Funds in acting independently of BlackRock in pursuing the best interests of the Funds and their shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Funds, and reviewing with respect to the Funds: (a) whether the Funds have complied with their investment policies and restrictions as reflected in its prospectus and statement of additional information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Funds’ investment results.

The Committee met the following times during each Board 5 Fund’s most recent fiscal year

Board 5
Fund*	Fiscal Year End	Number of Portfolio Review Committee Meetings

BFY, BCK, BAF, BSE, BLE, BYM, BLC, BZA, BBK, BIE, BLJ, BHO, BZM, BHV, BYM	August 31	[insert]

BTA, BFZ, BFK, BBF, BNJ, BNY, BKN, RAA, RFA, RNJ, RNY, BWC, BDJ, BOE, BME, BGR, BQY, BDT, BDV, BLW, BHK, BHD, BCT, BHY, BKT, BNA	October 31	[insert]

BJZ, BLH, BPK, BPS, BSD, BMT, BFC, BRF, BRM, BLN, HIS, BGT, BKK, BFO, BPP	December 31	[insert]

*	Meeting information and Board Members’ attendance for BGY, BFD, BCF and BTZ has not been provided because such Funds have not been in operation for a full fiscal year.

Appendix G

Audit Committee Charters

Audit Committee Charter

(Boards 1, 2, 3 and 4)

This document serves as the Charter for the Audit Committee for the registered investment companies (each, a “Fund” and collectively, the “Funds”) listed on Appendix A hereto (each such Charter being a separate Charter). The Board of Directors/Trustees of each Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Director”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c)	each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II. Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

(c)	performance of the Fund’s internal audit function and the Fund’s independent accountants; and

(2)	[for Listed Funds] preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

III. Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Directors ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants; (g) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semiannual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(n)	[for Listed Funds] to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g., the types of information to be disclosed and the type of presentation to be made);

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(p)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q)	[for Listed Funds] to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(r)	[for Listed Funds] to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s)	on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcomittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV. Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI. Reporting

The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII. Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: March 3, 2006.

Audit Committee Charter

(Board 5)

JOINT AUDIT COMMITTEE CHARTER

OF

THE BLACKROCK CLOSED-END FUNDS

(the “Fund” or “Funds”)

AS APPROVED BY THE BOARDS OF TRUSTEES/DIRECTORS

FEBRUARY, 2006(1)

I. THE MEMBERS OF THE COMMITTEE

Each Trust shall have an audit committee (the “Committee”) of its Board of Directors/Trustees (the “Board”). The Committee will be composed of at least three members of the Board, each of whom is independent (i.e. not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940). No member of the Committee shall directly or indirectly receive any compensation from the Fund, or any subsidiary thereof, if applicable, except compensation for services as a member of the Fund’s Board or a committee of the Board.(2) Members shall have no relationships with the Fund or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Fund. The members and the Committee chair shall be elected by the full Board.

Each member shall be “financially literate” as the Board interprets such qualification in its business judgment. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

In the event a member simultaneously serves on the audit committees of more than three public companies, the Board shall determine whether such simultaneous service would impair the ability of such member to effectively serve on the Fund’s audit committee. The Board has determined that simultaneous service on the Committee of each Fund shall be deemed to be equivalent to service on the audit committee of a single public company for purposes of this requirement and that such service does not impair the ability of a member to effectively serve on the Committee of any single Fund.

II. PURPOSE OF THE COMMITTEE

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including:

•	the integrity of the Fund’s financial statements;

(1)	This Joint Audit Committee Charter, if adopted, supercedes and replaces all prior versions that may have been adopted from time to time.
(2)	For this purpose, compensation includes any compensation paid by a Fund or a subsidiary for services to a law firm, accounting firm, consulting firm, investment bank or financial advisory firm in which the Committee member is a partner, member, executive officer or holds a similar position.

•	the Fund’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Fund’s independent auditors;

•	the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent and other service providers; and

•	preparing for each Fund the report required to be included in its annual proxy statement, if any, by the rules of the Securities and Exchange Commission.

III. DUTIES AND RESPONSIBILITIES

The Committee shall have the following duties and responsibilities:

A. Approval of Auditors and Services

1.	approve the selection, retention, termination and compensation of the independent registered public accounting firm (the “independent accountants”) and in connection therewith;

2.	pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Fund, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund; the Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, pursuant to the pre-approval policies and procedures adopted by the Committee;

B. Independence of Accountants

1.	evaluate the independence of the accountants and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence; in this connection, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1;

2.	set clear hiring policies for employees or former employees of the independent accountants.

C. Oversight

1.	meet with the Fund’s independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and discuss the Fund’s audited and unaudited financial statements; and in this connection discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations;

2.	discuss policies with respect to risk assessment and risk management;

3.	meet periodically with the Fund’s independent accountants, the Fund’s principal executive officer and the Fund’ principal financial officer (the person responsible for the internal audit function) in separate executive sessions as the Committee deems necessary or advisable;

4.	review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response; evaluate the independent auditor’s qualifications and performance (including the performance of the lead partner); resolve disagreements between management and the independent accountants regarding financial reporting;

5.	establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund and its affiliates and service providers of concerns about accounting or auditing matters pertaining to the Fund, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

6.	authorize and oversee investigations into any matters within the Committee’s scope of responsibilities or as specifically delegated to the Committee by the Board;

7.	generally discuss the Fund’s earnings press releases, as applicable, and financial information and earnings guidance provided to analysts and ratings agencies;

D. Reports

1.	at least annually, obtain and review a report by the independent accountant describing:

•	all critical accounting policies and practices used;

•	all alternative treatments of financial information discussed with management, the ramifications of the alternatives and the independent accountant’s preferred treatment;

•	material written communications between the independent accountants and management;

•	all fees for audited and non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment advisor;

•	the firm’s internal quality-control procedures;

•

any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

2.	As noted above, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1;

3.	As noted above, the Committee shall ensure receipt of the communications required by SAS 61, as amended;

4.	prepare and approve the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of directors/trustees; and

5.	report to the Board on a regular and timely basis; and

E. Other

1.	take such actions as the Committee deems necessary or desirable to fulfill its purpose as described above.

IV. RESOURCES

The Committee may retain independent legal counsel or other advisers as it determines to be necessary or advisable to perform its duties. The Fund shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including:

•	for payment of compensation to the Fund’s independent accountants or any other public accounting firm providing audit, review or attest services for the Fund;

•	for payment of compensation to any special counsel and other advisors employed by the Committee;

•	for the ordinary administrative expenses of the Committee; and

•	for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees.

In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Fund, the investment adviser, the Fund’s counsel and the Fund’s other service providers.

V. ANNUAL REVIEW

On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively. The independence of Committee members and satisfaction of the requirements to serve on the Committee shall be affirmed annually.

Governance and Nominating Committee or Nominating Committee.

Nominating Committee Charter (Boards 1, 2, 3 and 4)

I. Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

II. Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

III. Identification And Evaluation Of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by

Fund stockholders or by management in the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

IV. Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

V. Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

V. Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 18, 2004

Governance and Nominating Committee Charter

(Board 5)

JOINT GOVERNANCE COMMITTEE CHARTER

OF THE

BOARDS OF TRUSTEES/DIRECTORS OF

THE BLACKROCK CLOSED-END FUNDS

AS APPROVED BY THE BOARDS OF TRUSTEES/DIRECTORS

February 2007(1)

I. PURPOSE OF THE GOVERNANCE COMMITTEE

The purposes of the Governance Committee (the “Governance Committee”) of the Board of Trustees/Directors (the “Board”) of each BlackRock Closed-End Fund (each a “Trust”)(2) are to (1) identify individuals qualified to serve on the Board as trustees/directors that are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), and to select, or to recommend that the Board select, the Board nominees for the next annual meeting of shareholders, (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee), (3) oversee periodic evaluations of the Board and any committees of the Board (other than the Audit Committee), (4) monitor corporate governance matters and make recommendations to the Board, and (5) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics.

II. COMPOSITION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall be comprised of all the Independent Trustees of the Trust, and the chairperson of the Governance Committee will be the lead trustee/director of the Independent Trustees. The chairperson of the Governance Committee shall have the following responsibilities:

(1)	preside over Board meetings in the absence of the chairperson of the Board;

(2)	preside over Governance Committee meetings and executive sessions of the Independent Trustees;

(3)	serve as the principal liaison between the Independent Trustees and management;

(4)	participate in the preparation of the Board meeting agenda; and

(5)	participate in setting meeting schedules.

(1)	This Joint Governance Committee Charter, if adopted, will supercede and replaces all prior versions that may have been adopted from time to time.
(2)	Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Trust, a single Governance Committee, a single Audit Committee and a single Board. The terms “Governance Committee,” “Audit Committee” and “Board” mean each “Governance Committee,” Audit Committee” and “Board” as it relates to its respective Trust, unless the context otherwise requires. The Governance Committee, Audit Committee and Board of each Trust, however, shall act separately and in the best interests of its respective Trust.

III. MEETINGS AND PROCEDURES OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Joint Governance Committee Charter. The Committee shall meet as provided by its rules, which shall be at least quarterly in a session at which no trustees/directors who are interested persons of the Trust are present, or more frequently as circumstances require. The chairperson of the Governance Committee or a majority of the members of the Governance Committee may also call a special meeting of the Governance Committee.

A majority of the members of the Governance Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum. The Governance Committee may also take action by the written consent, if the number of trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Governance Committee, unless otherwise required by applicable law.

The Governance Committee may form subcommittees for any purpose that the Governance Committee deems appropriate and may delegate to such subcommittees such power and authority as the Governance Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Governance Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Governance Committee or the Independent Trustees as a whole.

The Governance Committee may request that any trustees/directors, officers or employees of the Trust, or other persons whose advice and counsel are sought by the Governance Committee, attend any meeting of the Governance Committee to provide such pertinent information as the Governance Committee requests.

For the sake of increased efficiency and for the dissemination of knowledge throughout the closed-end fund complex, each Governance Committee may meet jointly with any other Governance Committee in the closed-end fund complex.

The Governance Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board, including a description of all actions taken by the Governance Committee at the meeting.

IV. AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter. The Governance Committee shall have sole authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.

V. DUTIES OF THE GOVERNANCE COMMITTEE

A. Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(1)	establish procedures for evaluating the suitability of potential trustee/director nominees;

(2)	select the Independent Trustee nominees for election by the shareholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Trust. Persons selected by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or the American Stock Exchange (“AMEX”) or the New York Stock Exchange (“NYSE” and collectively with AMEX the “Exchanges”) listing requirements; and

(3)	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated.

B. Board Composition and Procedures

The Governance Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

(1)	review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by the 1940 Act and the Exchanges;

(2)	make recommendations on the frequency and structure of Board meetings;

(3)	make recommendations concerning any other aspect of the procedures of the Board that the Governance Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Trust rule, guideline, procedure, code of ethics or corporate governance principle;

(4)	make recommendations on the requirements for, and means of, Board orientation and training; and

(5)	act as the administrative committee under the Trustee Retirement Policy.

C. Corporate Governance

The following shall be the goals and responsibilities of the Governance Committee with respect to corporate governance:

(1)	consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board;

(2)	monitor compliance with, and act as the administrative committee with respect to, the provisions of (i) the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act and (ii) the Joint Code of Ethics for Chief Executive and Senior Financial Officers pursuant to the rules and regulations promulgated under Sarbanes Oxley Act of 2002, including the granting of any waivers thereunder, as appropriate; and

(3)	supervise counsel for the Independent Trustees.

D. Board Committees

The following shall be the goals and responsibilities of the Governance Committee with respect to the committee structure of the Board, provided that the Governance Committee shall have no responsibility or authority with respect to, and the following provisions shall not apply to, the Audit Committee, which will be supervised by the Board:

(1)	appoint the chairperson of the Governance Committee, make recommendations to the Board regarding the size and composition of any other committee of the Board, including the identification of individuals qualified to serve as members of a committee, and recommend individual trustees/directors to fill any vacancy that might occur on a committee;

(2)	monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members, the annual review performed, if any, by each committee; and

(3)	recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Governance Committee’s power to make such a recommendation under this Joint Governance Committee Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

E. Self-Assessment of the Board

The Governance Committee shall be responsible for overseeing the self-assessment of the Board as a whole. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address all matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by BlackRock Advisors, LLC and management of the Trust to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to the principles of corporate governance, and any recommended changes to the Trust’s or the Board’s policies or procedures. This report may be written or oral.

VI. EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address all matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Trust’s or the Board’s policies or procedures. This report may be written or oral.

VII. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Trust’s expense, such independent counsel or other advisers as it deems necessary.

VIII. QUALIFICATION

No director or trustee of a Trust shall be considered an Independent Trustee and be eligible to serve on the Governance Committee if such director or trustee is a “close family member” of an officer, director or employee of a Trust or BlackRock Advisors, LLC. For the purposes of this Section VIII, a “close family member” shall be an aunt, an uncle or a first cousin of such director or trustee.

Appendix H

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is BlackRock, Inc., 40 E. 52nd Street, New York, NY 10022.

Officers receive no compensation from the Funds, [although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.]

Each officer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anne Ackerley Age: 45	Vice President of BTA, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BJZ, BLH, BPK, BFZ, BFK, BBF, BNJ, BNY, BYM, BPS, BSD, BMT, BFC, BRF, BRM, BKN, BLN, RAA, RFA, RNJ, RNY, BFD, BTZ, BCF, BWC, BDJ, BOE, HIS, BME, BGR, BGT, BQY, BDT, BDV, BLW, BKK, BFO, BPP, BHK, BHD, BCT, BHY, BKT, BNA, BGY	Since [ ]	Managing Director of BlackRock, Inc. (since 2000); First Vice President and Chief Operating Officer (Mergers and Acquisition Group) at Merrill Lynch and Co. (1997-2000); First Vice President and Chief Operating Officer (Public Finance Group) at Merrill Lynch and Co. (1995-1997); First Vice President (Emerging Markets Fixed Income Research) at Merrill Lynch and Co. (before 1995).

Neal Andrews Age: 40	Assistant Treasurer of all Funds	Since 2007	Managing Director, BlackRock, Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Robert S. Kapito Age: 50	President and Chief Executive Officer of BTA, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BJZ, BLH, BPK, BFZ, BFK, BBF, BNJ, BNY, BYM, BPS, BSD, BMT, BFC, BRF, BRM, BKN, BLN, RAA, RFA, RNJ, RNY, BFD, BTZ, BCF, BWC, BDJ, BOE, HIS, BME, BGR, BGT, BQY, BDT, BDV, BLW, BKK, BFO, BPP, BHK, BHD, BCT, BHY, BKT, BNA, BGY	Since [ ]	Vice Chairman of BlackRock, Inc.; Head of the Portfolio Management Group; member of the Executive Committee, Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group of BlackRock, Inc.

Bartholomew Battista Age: 48	Chief Compliance Officer of BTA, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BJZ, BLH, BPK, BFZ, BFK, BBF, BNJ, BNY, BYM, BPS, BSD, BMT, BFC, BRF, BRM, BKN, BLN, RAA, RFA, RNJ, RNY, BFD, BTZ, BCF, BWC, BDJ, BOE, HIS, BME, BGR, BGT, BQY, BDT, BDV, BLW, BKK, BFO, BPP, BHK, BHD, BCT, BHY, BKT, BNA, BGY	Since [ ]	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the BlackRock Funds and the BlackRock Liquidity Funds (since 2004); Managing Director (since 2003) and Director (2000-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke Age: 46	Treasurer of all Funds and Vice President of MFT, MIY, MJI, MPA, PEFX, MUI, MNE, DSU, DVF, FRA, FRB, MFL, MHD, MUH, MUS, MUJ, MHN, MVF, MVT, ARK, APX, COY, CYE, HYV, HYT, MUA, MEN, MUC, MUE, MYD, MZA, MYC, MCA, MYF, MYI, MYM, MJI, MYN, MQY, MQT, CII, PSY, PSW, EEF, ECV, EGF, MSFR, SFRF, SFRF II, MSHO and MSHA.	Since 1993	Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) (2006); First Vice President of MLIM and FAM (1997-2005) and Treasurer thereof (1999-2006); Vice President of MLIM and FAM (1990-1997).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Robert C. Doll, Jr. Age: 52

President and Board Member of MFT, MIY, MJI, MPA, PEFX, MUI, MNE, DSU, DVF, FRA, FRB, MFL, MHD, MUH, MUS, MUJ, MHN, MVF, MVT, ARK, APX, COY, CYE, HYV, HYT, MUA, MEN, MUC, MUE, MYD, MZA, MYC, MCA, MYF, MYI, MYM, MJI, MYN, MQY, MQT, CII, PSY, PSW, EEF, ECV, EGF, MSFR, SFRF, SFRF II, MSHO and MSHA.

		Since 2005	Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee (since 2006); President of the Funds advised by MLIM and its affiliates (“MLIM/FAM-advised funds”) (2005-2006) and Chief Investment Officer thereof (2001-2006); President of MLIM and FAM (2001-2006); Co-Head (Americas Region) thereof (2000-2001) and Senior Vice President (1999-2001); President and Director of Princeton Services, Inc. (“Princeton Services”) (2001-2006); President of Princeton Administrators (“Princeton Administrators”) (2001-2006); Chief Investment Officer of OppenheimerFunds, Inc. (1999) and Executive Vice President thereof (1991-1999).

Jay Fife Age: 36	Assistant Treasurer of all Funds		Managing Director of BlackRock, Inc. (since 2006); Assistant Treasurer of MLIM FAM-advised funds (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).

Spencer Fleming Age: 37	Assistant Treasurer of BTA, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BJZ, BLH, BPK, BFZ, BFK, BBF, BNJ, BNY, BYM, BPS, BSD, BMT, BFC, BRF, BRM, BKN, BLN, RAA, RFA, RNJ, RNY, BFD, BTZ, BCF, BWC, BDJ, BOE, HIS, BME, BGR, BGT, BQY, BDT, BDV, BLW, BKK, BFO, BPP, BHK, BHD, BCT, BHY, BKT, BNA, BGY		Director (since 2007); Vice President (since 2004); Associate (2001-2004), BlackRock, Inc.; Assistant Vice President, Delaware Investments (1992-2001).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Brian P. Kindelan Age: 48	Assistant Secretary of all Funds	Since [ ]	Managing Director and Senior Counsel of BlackRock, Inc. (since 2005); Director and Senior Counsel of BlackRock, Inc. (2001-2004); Vice President and Senior Counsel of BlackRock, Inc. (1998-2000); Senior Counsel of PNC Bank Corp. (1995-1998); Associate at Stradley Ronon Stevens & Young (1990-1995).

Robert Mahar Age: 61	Assistant Treasurer of all Funds	Since [ ]	Director, BlackRock, Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).

Alice A. Pellegrino Age: 46

Secretary of MFT, MIY, MJI, MPA, PEFX, MUI, MNE, DSU, DVF, FRA, FRB, MFL, MHD, MUH, MUS, MUJ, MHN, MVF, MVT, ARK, APX, COY, CYE, HYV, HYT, MUA, MEN, MUC, MUE, MYD, MZA, MYC, MCA, MYF, MYI, MYM, MJI, MYN, MQY, MQT, CII, PSY, PSW, EEF, ECV, EGF, MSFR, SFRF, SFRF II, MSHO and MSHA.

		Since 2004	Director of BlackRock, Inc. (since 2006); Director (Legal Advisory) of MLIM (2002-2006); Vice President of MLIM (1999-2002); Attorney associated with MLIM (1997-1999); Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services (2004-2006)

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Vincent B. Tritto Age: 45	Secretary of BTA, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BJZ, BLH, BPK, BFZ, BFK, BBF, BNJ, BNY, BYM, BPS, BSD, BMT, BFC, BRF, BRM, BKN, BLN, RAA, RFA, RNJ, RNY, BFD, BTZ, BCF, BWC, BDJ, BOE, HIS, BME, BGR, BGT, BQY, BDT, BDV, BLW, BKK, BFO, BPP, BHK, BHD, BCT, BHY, BKT, BNA, BGY	Since [ ]	Managing Director and Senior Counsel (since 2005); Director and Senior Counsel (2002-2004) of BlackRock, Inc.; Executive Director (2000-2002) and Vice President (1998-2000) of Morgan Stanely & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997) at Rogers & Wells LLP.

*	Indicates the earliest year in which officer became an officer for a fund in the Fund complex.

Appendix I

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust
BlackRock California Insured Municipal Income Trust
BlackRock Florida Insured Municipal Income Trust
BlackRock New York Insured Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New York Municipal Income Trust II
BlackRock California Municipal Income Trust II
BlackRock California Municipal Bond Trust
BlackRock Municipal Bond Trust
BlackRock Florida Municipal Bond Trust
BlackRock New Jersey Municipal Bond Trust
BlackRock New York Municipal Bond Trust
BlackRock Maryland Municipal Bond Trust
BlackRock Virginia Municipal Bond Trust
BlackRock California Municipal 2018 Term Trust
BlackRock New York Municipal 2018 Term Trust
BlackRock Municipal 2018 Term Trust
BlackRock California Municipal Income Trust
BlackRock Municipal Income Trust
BlackRock Florida Municipal Income Trust
BlackRock New Jersey Municipal Income Trust

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock New York Municipal Income Trust
BlackRock Insured Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust
BlackRock Insured Municipal Term Trust, Inc.
BlackRock California Insured Municipal 2008 Term Trust, Inc.
BlackRock Florida Insured Municipal 2008 Term Trust
BlackRock Insured Municipal 2008 Term Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock New York Insured Municipal 2008 Term Trust, Inc.
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock Florida Investment Quality Municipal Trust
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock Global Equity Income Trust
BlackRock Preferred and Equity Advantage Trust
BlackRock Real Asset Equity Trust
BlackRock World Investment Trust
BlackRock Enhanced Dividend AchieversTM Trust
BlackRock Global Opportunities Equity Trust
BlackRock High Income Shares
BlackRock Health Sciences Trust
BlackRock Global Energy and Resource Trust
BlackRock Global Floating Rate Income Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Strategic Dividend AchieversTM Trust
BlackRock Dividend AchieversTM Trust
BlackRock Limited Duration Income Trust
BlackRock Municipal 2020 Term Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Preferred Opportunity Trust
BlackRock Core Bond Trust
BlackRock Strategic Bond Trust
BlackRock Broad Investment Grade 2009 Term Trust, Inc.
BlackRock High Yield Trust
BlackRock Income Trust, Inc.
BlackRock Income Opportunity Trust, Inc.
BlackRock International Growth and Income Trust
BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
BlackRock S&P 500 Protected Equity Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock Debt Strategies Fund, Inc.
Master Senior Floating Rate LLC
BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings Fund, Inc.*
BlackRock MuniHoldings Fund II, Inc.*
BlackRock MuniHoldings Insured Fund, Inc.*
BlackRock MuniHoldings New Jersey Insured Fund, Inc.*
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock Senior High Income Fund, Inc.
BlackRock Apex Municipal Fund, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.*
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Insured Fund, Inc.*

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
BlackRock Preferred and Corporate Income Strategies Fund, Inc.*
BlackRock Multi-Strategy Hedge Opportunities LLC
BlackRock Multi-Strategy Hedge Advantage
BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
BlackRock Enhanced Government Fund, Inc.
* Denotes that E&Y was the Fund’s independent registered public accounting firm through June 30, 2006. Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust
BlackRock California Insured Municipal Income Trust
BlackRock Florida Insured Municipal Income Trust
BlackRock New York Insured Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New York Municipal Income Trust II
BlackRock California Municipal Income Trust II

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock California Municipal Bond Trust
BlackRock Municipal Bond Trust
BlackRock Florida Municipal Bond Trust
BlackRock New Jersey Municipal Bond Trust
BlackRock New York Municipal Bond Trust
BlackRock Maryland Municipal Bond Trust
BlackRock Virginia Municipal Bond Trust
BlackRock California Municipal 2018 Term Trust
BlackRock New York Municipal 2018 Term Trust
BlackRock Municipal 2018 Term Trust
BlackRock California Municipal Income Trust
BlackRock Municipal Income Trust
BlackRock Florida Municipal Income Trust
BlackRock New Jersey Municipal Income Trust
BlackRock New York Municipal Income Trust
BlackRock Insured Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust
BlackRock Insured Municipal Term Trust, Inc.
BlackRock California Insured Municipal 2008 Term Trust, Inc.
BlackRock Florida Insured Municipal 2008 Term Trust
BlackRock Insured Municipal 2008 Term Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock New York Insured Municipal 2008 Term Trust, Inc.

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock Florida Investment Quality Municipal Trust
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock Global Equity Income Trust
BlackRock Preferred and Equity Advantage Trust
BlackRock Real Asset Equity Trust
BlackRock World Investment Trust
BlackRock Enhanced Dividend AchieversTM Trust
BlackRock Global Opportunities Equity Trust
BlackRock High Income Shares
BlackRock Health Sciences Trust
BlackRock Global Energy and Resource Trust
BlackRock Global Floating Rate Income Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
BlackRock Strategic Dividend AchieversTM Trust
BlackRock Dividend AchieversTM Trust
BlackRock Limited Duration Income Trust
BlackRock Municipal 2020 Term Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Preferred Opportunity Trust
BlackRock Core Bond Trust
BlackRock Strategic Bond Trust
BlackRock Broad Investment Grade 2009 Term Trust, Inc.
BlackRock High Yield Trust
BlackRock Income Trust, Inc.
BlackRock Income Opportunity Trust, Inc.

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock International Growth and Income Trust
BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
BlackRock S&P 500 Protected Equity Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock Debt Strategies Fund, Inc.
Master Senior Floating Rate LLC
BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock Senior High Income Fund, Inc.
BlackRock Apex Municipal Fund, Inc.

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Multi-Strategy Hedge Opportunities LLC
BlackRock Multi-Strategy Hedge Advantage

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
BlackRock Enhanced Government Fund, Inc.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust
BlackRock California Insured Municipal Income Trust
BlackRock Florida Insured Municipal Income Trust
BlackRock New York Insured Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New York Municipal Income Trust II
BlackRock California Municipal Income Trust II
BlackRock California Municipal Bond Trust
BlackRock Municipal Bond Trust
BlackRock Florida Municipal Bond Trust
BlackRock New Jersey Municipal Bond Trust
BlackRock New York Municipal Bond Trust
BlackRock Maryland Municipal Bond Trust

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Virginia Municipal Bond Trust
BlackRock California Municipal 2018 Term Trust
BlackRock New York Municipal 2018 Term Trust
BlackRock Municipal 2018 Term Trust
BlackRock California Municipal Income Trust
BlackRock Municipal Income Trust
BlackRock Florida Municipal Income Trust
BlackRock New Jersey Municipal Income Trust
BlackRock New York Municipal Income Trust
BlackRock Insured Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust
BlackRock Insured Municipal Term Trust, Inc.
BlackRock California Insured Municipal 2008 Term Trust, Inc.
BlackRock Florida Insured Municipal 2008 Term Trust
BlackRock Insured Municipal 2008 Term Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock New York Insured Municipal 2008 Term Trust, Inc.
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock Florida Investment Quality Municipal Trust
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock Global Equity Income Trust
BlackRock Preferred and Equity Advantage Trust
BlackRock Real Asset Equity Trust
BlackRock World Investment Trust
BlackRock Enhanced Dividend AchieversTM Trust
BlackRock Global Opportunities Equity Trust
BlackRock High Income Shares
BlackRock Health Sciences Trust
BlackRock Global Energy and Resource Trust
BlackRock Global Floating Rate Income Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
BlackRock Strategic Dividend AchieversTM Trust
BlackRock Dividend AchieversTM Trust

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Limited Duration Income Trust
BlackRock Municipal 2020 Term Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Preferred Opportunity Trust
BlackRock Core Bond Trust
BlackRock Strategic Bond Trust
BlackRock Broad Investment Grade 2009 Term Trust, Inc.
BlackRock High Yield Trust
BlackRock Income Trust, Inc.
BlackRock Income Opportunity Trust, Inc.
BlackRock International Growth and Income Trust
BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
BlackRock S&P 500 Protected Equity Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Debt Strategies Fund, Inc.
Master Senior Floating Rate LLC
BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock Senior High Income Fund, Inc.
BlackRock Apex Municipal Fund, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Multi-Strategy Hedge Opportunities LLC

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Multi-Strategy Hedge Advantage
BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
BlackRock Enhanced Government Fund, Inc.

Aggregate non-audit fees for services provided to the Fund, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust
BlackRock California Insured Municipal Income Trust
BlackRock Florida Insured Municipal Income Trust
BlackRock New York Insured Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New York Municipal Income Trust II
BlackRock California Municipal Income Trust II
BlackRock California Municipal Bond Trust
BlackRock Municipal Bond Trust
BlackRock Florida Municipal Bond Trust
BlackRock New Jersey Municipal Bond Trust
BlackRock New York Municipal Bond Trust
BlackRock Maryland Municipal Bond Trust
BlackRock Virginia Municipal Bond Trust
BlackRock California Municipal 2018 Term Trust
BlackRock New York Municipal 2018 Term Trust
BlackRock Municipal 2018 Term Trust
BlackRock California Municipal Income Trust
BlackRock Municipal Income Trust
BlackRock Florida Municipal Income Trust
BlackRock New Jersey Municipal Income Trust
BlackRock New York Municipal Income Trust
BlackRock Insured Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust
BlackRock Insured Municipal Term Trust, Inc.
BlackRock California Insured Municipal 2008 Term Trust, Inc.
BlackRock Florida Insured Municipal 2008 Term Trust
BlackRock Insured Municipal 2008 Term Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.

Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock New York Insured Municipal 2008 Term Trust, Inc.
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock Florida Investment Quality Municipal Trust
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock Global Equity Income Trust
BlackRock Preferred and Equity Advantage Trust
BlackRock Real Asset Equity Trust
BlackRock World Investment Trust
BlackRock Enhanced Dividend AchieversTM Trust
BlackRock Global Opportunities Equity Trust
BlackRock High Income Shares
BlackRock Health Sciences Trust
BlackRock Global Energy and Resource Trust
BlackRock Global Floating Rate Income Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
BlackRock Strategic Dividend AchieversTM Trust
BlackRock Dividend AchieversTM Trust
BlackRock Limited Duration Income Trust
BlackRock Municipal 2020 Term Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Preferred Opportunity Trust
BlackRock Core Bond Trust
BlackRock Strategic Bond Trust
BlackRock Broad Investment Grade 2009 Term Trust, Inc.
BlackRock High Yield Trust
BlackRock Income Trust, Inc.
BlackRock Income Opportunity Trust, Inc.
BlackRock International Growth and Income Trust
BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
BlackRock S&P 500 Protected Equity Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock Debt Strategies Fund, Inc.
Master Senior Floating Rate LLC
BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.

Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock MuniHoldings Insured Fund, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock Senior High Income Fund, Inc.
BlackRock Apex Municipal Fund, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund. Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Multi-Strategy Hedge Opportunities LLC
BlackRock Multi-Strategy Hedge Advantage
BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
BlackRock Enhanced Government Fund, Inc.

Appendix J

5% Share Ownership

As of June 8, 2007, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated:

Fund	Class	Percent (%)	Name	Address

J-1

[Proxy Card Front]

AUCTION MARKET PREFERRED STOCK

[NAME OF FUND]

40 East 52nd Street

New York, New York 10022

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of the above-named Fund (the “Fund”), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at [location] on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1. Election of Nominees.

G. Nicholas Beckwith, III	Richard E. Cavanagh	Richard S. Davis	Kent Dixon
Frank J. Fabozzi	Kathleen F. Feldstein	James T. Flynn	Henry Gabbay
Jerrold B. Harris	R. Glenn Hubbard	W. Carl Kester	Karen P. Robards
Robert S. Salomon, Jr.

To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

2. To approve amending the declaration of trust.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by the holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.

[Proxy Card Front]

COMMON STOCK

[NAME OF FUND]

40 East 52nd Street

New York, New York 10022

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the “Fund”), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at [location] on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1. Election of Nominees.

G. Nicholas Beckwith, III	Richard E. Cavanagh	Richard S. Davis	Kent Dixon
Frank J. Fabozzi	Kathleen F. Feldstein	James T. Flynn	Henry Gabbay
Jerrold B. Harris	R. Glenn Hubbard	W. Carl Kester	Karen P. Robards
Robert S. Salomon, Jr.

To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

2. To approve amending the declaration of trust.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.